                                                                   Exhibit 10.26

                              HOST MARRIOTT, L.P.

                          RETIREMENT AND SAVINGS PLAN


                                                     Effective December 28, 1998

                                TABLE OF CONTENTS
                                -----------------

                                                                      Page No.
                                                                      --------

ARTICLE I
   DEFINITIONS .......................................................     2
   1.1      Account ..................................................     2
   1.2      Actual Contribution Percentage ...........................     2
   1.3      Actual Deferral Percentage ...............................     2
   1.4      Additional After-tax Savings .............................     2
   1.5      Additions ................................................     2
   1.6      Administrative Expenses ..................................     2
   1.7      Affiliated Company .......................................     2
   1.8      After-tax Savings ........................................     2
   1.9      After-tax Savings Account ................................     2
   1.10     Allocable Portion ........................................     2
   1.11     Allocation Agreement .....................................     3
   1.12     Alternate Payee ..........................................     3
   1.13     Annuity Starting Date ....................................     3
   1.14     Authorized Leave of Absence ..............................     3
   1.15     Basic After-tax Savings ..................................     3
   1.16     Beneficiary ..............................................     3
   1.17     Board of Directors .......................................     3
   1.18     Code .....................................................     3
   1.19     Combined Basic Savings ...................................     3
   1.20     Committee ................................................     4
   1.21     Company ..................................................     4
   1.22     Company Contribution Account .............................     4
   1.23     Compensation .............................................     4
   1.24     Distributee ..............................................     5
   1.25     Effective Date ...........................................     5
   1.26     Eligible Rollover Distribution ...........................     5
   1.27     Eligible Retirement Plan .................................     5
   1.28     Employee .................................................     5
   1.29     Entry Date ...............................................     6
   1.30     ERISA ....................................................     6
   1.31     Fiduciary ................................................     6
   1.32     Fiscal Year ..............................................     6
   1.33     Flexible Compensation ....................................     6
   1.34     FLSA .....................................................     6
   1.35     Fund .....................................................     6
   1.36     Hardship .................................................     7
   1.37     Highly Compensated Employee ..............................     7
   1.38     Hire Date ................................................     7
   1.39     Host Marriott, L.P. ......................................     7

   1.40     Investment Expenses ......................................     7
   1.41     Maximum Permissible Amounts ..............................     7
   1.42     Month ....................................................     8
   1.43     Month of Credit ..........................................     8
   1.44     Named Fiduciary ..........................................     8
   1.45     Participant ..............................................     8
            (a) Former Participant ...................................     8
            (b) Terminated Participant ...............................     8
            (c) Retired Participant ..................................     8
            (d) Disabled Participant .................................     8
            (e) Deceased Participant .................................     8
   1.46     Participating Company ....................................     8
   1.47     Permanent Disability .....................................     8
   1.48     Period of Severance ......................................     9
   1.49     Plan .....................................................     9
   1.50     Plan Administrator .......................................     9
   1.51     Plan Year ................................................     9
   1.52     Predecessor Company ......................................     9
   1.53     Prior Plan ...............................................     9
   1.54     Pro Rata Share of Administrative Expenses ................     9
   1.55     Qualified Domestic Relations Order or QDRO ...............     9
   1.56     Qualified Joint and Survivor Annuity or QJSA .............     9
   1.57     Qualifying Employer Real Property ........................     9
   1.58     Qualifying Employer Securities ...........................    10
   1.59     Reemployment Date ........................................    10
   1.60     Required Beginning Date ..................................    10
   1.61     Section 401(k) Contribution ..............................    10
   1.62     Section 401(k) Contribution Account ......................    10
   1.63     Separation Date ..........................................    10
   1.64     Service ..................................................    11
   1.65     Spousal Consent ..........................................    11
   1.66     Spouse or Surviving Spouse ...............................    11
   1.67     Subaccount ...............................................    11
   1.68     Subsidiary or Affiliated Company .........................    12
   1.69     Trustees .................................................    12
   1.70     Trust Agreement ..........................................    12
   1.71     Trust Fund ...............................................    12
   1.72     Valuation Date ...........................................    12

ARTICLE II
  ELIGIBILITY AND PARTICIPATION ......................................    13
  2.1 Eligibility and Participation ..................................    13
      (a)  Eligibility ...............................................    13
      (b)  Commencement of Participation .............................    13
      (c)  Continued Participation ...................................    13
      (d)  Participation Voluntary ...................................    13
  2.2 Reemployment of Employee .......................................    13
      (a)Eligibility Upon Reemployment ...............................    13
  2.3 Termination of Plan Participation ..............................    13
  2.4 Readmission of Former Participant ..............................    13
  2.5 Participation During Authorized Leave of Absence or During
      Employment by Subsidiary Which Has Not Joined Plan .............    13
  2.6 Treatment of Participants Who Cease Being Employees Pursuant to
      Section 1.29 ...................................................    14

ARTICLE III
  COMPANY CONTRIBUTION ...............................................    15
  3.1 Amount of Contribution .........................................    15
  3.2 Time of Payment of Contributions ...............................    15
  3.3 Form of Payment of Contributions ...............................    15
  3.4 Return of Contributions to Company .............................    15

ARTICLE IV
  PARTICIPANTS' AFTER-TAX SAVINGS ....................................    17
  4.1 Participant After-tax Savings ..................................    17
  4.2 Amount of After-tax Savings ....................................    17
  4.3 Payroll Deduction ..............................................    17
  4.4 Change in Rate of After-tax Savings ............................    17
  4.5 Payment to Trustees ............................................    17
  4.6 Investment of Participants' After-tax Savings ..................    17
  4.7 In-Service Withdrawal of After-tax Savings .....................    17
  4.8 Effect of Termination of Plan or Discontinuance of After-Tax
      Contributions ..................................................    17

ARTICLE V
  SECTION 401(k) CONTRIBUTIONS .......................................    18
  5.1 Designation of Flexible Compensation ...........................    18
  5.2 Section 401(k) Contributions ...................................    18
  5.3 Election Rules .................................................    18
      (a)  Method of Election ........................................    18
      (b)  Effective Date of Election ................................    18
      (c)  Revocation or Amendment ...................................    18
  5.4 Compensation Reduction .........................................    19
  5.5 Limitations on Section 401(k) Contributions ....................    19
  5.6 Actual Deferral Percentage Tests ...............................    19
  5.7 Recharacterization of Certain Section 401(k) Contributions .....    19

   5.8   Coordination of After-tax Savings and Section 401(k)
         Contributions ...............................................    19
   5.9   Payment to Trustees .........................................    20
   5.10  Distribution of Section 401(k) Contributions ................    20
         (a)  Restrictions on Distributions ..........................    20
         (b)  In-Service Withdrawal of Section 401(k) Contributions ..    20
   5.12  Effect of Termination of Plan or Discontinuance of Section
         401(k) Contributions ........................................    21

ARTICLE VI
   ALLOCATION OF CONTRIBUTIONS
   AND NET INCOME AMONG PARTICIPANTS .................................    22
   6.1   Maintenance of Separate Accounts ............................    22
   6.2   Allocation to After-tax Savings Accounts ....................    22
   6.3   Allocation to Section 401(k) Contribution Account ...........    22
   6.4   Allocation of Company Contribution ..........................    22
   6.5   (a)  Limitation on After-tax Savings and Company
         Contributions ...............................................    23
         (b)  Multiple Use of the Alternative Limitation .............    23
   6.6   Correcting Excess Aggregate Contributions ...................    24
   6.7   Special Provision for Allocating Company Contributions ......    25
   6.8   Allocation of Net Income ....................................    25
   6.9   Use of Forfeitures ..........................................    25
   6.10  Use of Unclaimed Benefits ...................................    25
         (a)  Method of Allocation ...................................    25
         (b)  Reduction in Forfeitures ...............................    25
   6.11  Allocation Limitations ......................................    25
         (a)  Maximum Additions ......................................    26
         (b)  Correction of Excess ...................................    26
         (c)  Further Limitations on Additions .......................    26
   6.12  Transfers From Other Qualified Plans ........................    26
         (a)  Manner of Rollover or Direct Transfer ..................    26
         (b)  Governing Provisions ...................................    27

ARTICLE VII
   VESTING ...........................................................    28
   7.1   Vesting of After-tax Savings Account ........................    28
   7.2   Vesting of Section 401(k) Contribution Account ..............    28
   7.3   Vesting of Company Contribution Account .....................    28
         (a)  Vesting Schedule .......................................    28
         (b)  Service to be Credited Upon Resumption of Employment ...    28
         (c)  Definition of Service ..................................    28
         (d)  Automatic 100% Vesting .................................    29

ARTICLE VIII
         TERMINATION AND DISTRIBUTION
         UPON RETIREMENT, DEATH OR DISABILITY ........................    30
   8.1   Retirement ..................................................    30

   8.2  Death .........................................................    30
   8.3  Disability ....................................................    30
   8.4  Valuation of Account Balances .................................    30
   8.5  Available Payment Options .....................................    30
   8.6  Spousal Consent Rules .........................................    31
        (a)    Revocation of an Annuity ...............................    31
        (b)    Waiver of Qualified Joint and Survivor Annuity .........    31
        (c)    Written Explanation ....................................    32
        (d)    Result of Effective Waiver .............................    32
        (e)    Spousal Consent ........................................    32
   8.7  Distributions Upon Married Participant's Death ................    33
   8.8  General Distribution Requirements .............................    33
        (a)    Distributions to Participants ..........................    33
        (b)    Distributions to Beneficiary ...........................    33
        (c)    Commencement of Distribution ...........................    34
   8.9  Form of Payment ...............................................    35
   8.10 Mandatory Cash-Out of Small Accounts ..........................    35
   8.11 Account Balance ...............................................    35
   8.12 Special Rule for Rollovers Out of the Plan ....................    35

ARTICLE IX
   TERMINATION AND DISTRIBUTION UPON TERMINATION
   OF EMPLOYMENT OTHER THAN FOR RETIREMENT,
   DEATH OR DISABILITY ................................................    36
   9.1  Terminated Participant ........................................    36
   9.2  Distribution of After-tax Savings and Section 401(k)
        Contributions..................................................    36
   9.3  Distribution of Vested Company Contribution Account ...........    36
   9.4  Mandatory Cash-Out of Small Accounts ..........................    36
   9.5  Unvested Company Contributions ................................    37
        (a)    Forfeiture .............................................    37
        (b)    Restoration of Forfeiture ..............................    37
        (c)    Distribution Prior to Reemployment .....................    37
   9.6  Account Balance ...............................................    37
   9.7  Special Rule for Rollovers Out of the Plan ....................    37

ARTICLE X
   DISTRIBUTION DURING CONTINUED EMPLOYMENT ..........................   38
  10.1 Withdrawal of After-tax Savings ...............................   38
       (a)    Withdrawal of Additional After-tax Savings..............   38
       (b)    Withdrawal of Basic After-tax Savings ..................   38
       (c)    Valuation of After-tax Savings Account .................   38
       (d)    Form of Payment ........................................   38
       (e)    Taxation of Withdrawal .................................   38
  10.2 Withdrawal of Section 401(k) Contribution .....................   38
  10.3 Withdrawal of Vested Company Contribution Account..............   38
  10.4 Readmission of Former Participant to Plan .....................   38
  10.5 Distributions Upon Attainment of Age 59-1/2 ...................   39
  10.6 Account Balance ...............................................   39
  10.7 Hardship Withdrawals ..........................................   39
       (a)    Terms of Hardship Withdrawals ..........................   39
       (b)    Restrictions ...........................................   39
       (c)    Committee Guidelines and Determination .................   40
  10.8 Special Rule for Rollovers Out of the Plan ....................   40

ARTICLE XI
  LOANS TO PARTICIPANTS ..............................................   41
  11.1 General Provisions ............................................   41
  11.2 Maximum Loan Amount ...........................................   41
  11.3 Minimum Loan Amount ...........................................   41
  11.4 Repayment Period ..............................................   42
  11.5 Terms and Conditions ..........................................   42
  11.6 Nondiscrimination .............................................   42
  11.7 Decision of the Plan Administrator ............................   43
  11.8 Offset of Account Balance .....................................   43
  11.9 Default .......................................................   43

ARTICLE XII
  BENEFICIARIES ......................................................   44
  12.1 Designation of Beneficiary ....................................   44
  12.2 Manner of Designation .........................................   44
  12.3 Absence of Valid Designation of Beneficiary ...................   44
  12.4 Beneficiary Bound by Plan Provisions ..........................   44

ARTICLE XIII
  QUALIFIED DOMESTIC RELATIONS ORDERS ................................   45
  13.1 Governing Provisions ..........................................   45

ARTICLE XIV
   PARTICIPANT'S DIRECTED INVESTMENTS ................................    46
   14.1  Election by Participants ....................................    46
   14.2  Election Rules ..............................................    46
         (a) Election to be in Writing ...............................    46
         (b) Effective Date of Election ..............................    46
         (c) Revocation of Election ..................................    46
         (d) Change in Election ......................................    46
         (e) Default Election ........................................    47
   14.3  Transfer Date ...............................................    47
   14.4  Confirmation ................................................    47
   14.5  Subdivision of Accounts .....................................    47
         (a) Establishment of Subaccounts ............................    47
         (b) Allocation of After-tax Savings, Section 401(k)
             Contributions, Company Contributions and Forfeitures
             Among Subaccounts .......................................    47
   14.6  Investment Funds ............................................    47
         (a) Committee's Responsibility for Funds ....................    47
         (b) Investment Policy of Funds ..............................    48
         (c) Funds ...................................................    48
             (1) Stable Value Fund ...................................    48
             (2) Spectrum Income Fund ................................    48
             (3) Balanced Fund .......................................    48
             (4) Blue Chip Growth Fund ...............................    48
             (5) Host Marriott Corporation Common Stock Fund .........    48
             (6) International  Stock Fund ...........................    49
             (7) New Horizons Fund ...................................    49
   14.7  Voting Rights ...............................................    49
   14.8  Allocation of Income of Funds ...............................    49
   14.9  Investment Authority of Former Employees ....................    49
   14.10 Investment for the Benefit of Incompetents ..................    49
   14.11 Rules of Committee ..........................................    49

ARTICLE XV
   PLAN FIDUCIARIES ..................................................    50
   15.1  Plan Fiduciaries ............................................    50
         (a) Named Fiduciary .........................................    50
         (b) Profit Sharing Committee ................................    50
         (c) Trustees ................................................    50
   15.2  Fiduciary Duty ..............................................    50
   15.3  Agents and Advisors .........................................    51
         (a) Employment of Agents ....................................    51
         (b) Delegation to Agents and Plan Administrator .............    51
         (c) Appointment of Investment Manager .......................    51
   15.4  Administrative Action........................................    51
         (a) Action by Majority ......................................    51
         (b) Right to Vote ...........................................    51

         (c) Authority to Execute Documents ..........................    52
   15.5  Liabilities and Indemnifications ............................    52
         (a) Liability of Fiduciaries ................................    52
         (b) Indemnity by Company ....................................    52
   15.6  Plan Expenses and Taxes......................................    52
         (a) Plan Expenses ...........................................    52
         (b) Taxes ...................................................    52
   15.7  Records and Financial Reporting .............................    52
         (a) Book of Account .........................................    52
         (b) Financial Reporting Under ERISA .........................    53
   15.8  Compliance with ERISA and Code ..............................    53
   15.9  Prohibited Transactions .....................................    53
   15.10 Foreign Assets ..............................................    53
   15.11 Exclusive Benefit of Trust Fund .............................    53
   15.12 Board of Directors Resolution ...............................    53

ARTICLE XVI
   PLAN ADMINISTRATION ...............................................    54
   16.1  Administration of the Plan ..................................    54
         (a) Authority to Administer .................................    54
         (b) Delegation of Authority to Plan Administrator ...........    54
         (c) Finality of Decision ....................................    54
   16.2  Claims ......................................................    54
         (a) Claims for Benefits .....................................    54
         (b) Notice of Claim Denied ..................................    54
         (c) Request for Review of Denial ............................    55
         (d) Decision on Review of Denial ............................    55

ARTICLE XVII
   PARTICIPATING COMPANY WITHDRAWAL FROM PLAN;
   TERMINATION OR MERGER OF THE PLAN .................................    56
   17.1  Voluntary Withdrawal from Plan ..............................    56
         (a) Withdrawal By Participating Company .....................    56
         (b) Segregation of Trust Assets Upon Withdrawal .............    56
         (c) Exclusive Benefit of Participants .......................    56
         (d) Applicability of Withdrawal Provisions ..................    56
   17.2  Amendment of Plan ...........................................    56
   17.3  Voluntary Termination of Plan ...............................    57
         (a) Right to Terminate Plan .................................    57
         (b) Merger or Consolidation of Plan and Trust ...............    58
         (c) Termination of Plan and Trust Fund ......................    58
   17.4  Discontinuance of Contributions .............................    58
   17.5  Rights to Benefits Upon Termination of Plan or Complete
         Discontinuance of Contributions .............................    58

ARTICLE XVIII

   ELECTION TO PARTICIPATE BY SUBSIDIARIES ...........................    59
   19.1  Consent Required for Subsidiaries to Join Plan ..............    59

ARTICLE XIX
   MISCELLANEOUS PROVISIONS ..........................................    60
   19.1  Status of Employment ........................................    60
   19.2  Liability of Company ........................................    60
   19.3  Information .................................................    60
         (a) Supplied by Named Fiduciary, the Committee or Trustees ..    60
         (b) Supplied by Company .....................................    60
   19.4  Provisions of Plan to Control ...............................    60
   19.5  Payment for Benefit of Incompetent ..........................    60
   19.6  Account to be Charged Upon Payment ..........................    61
   19.7  Tax Qualification of Plan ...................................    61
   19.8  Deductibility of Company Contributions ......................    61
   19.9  Restriction on Alienation or Assignment .....................    61
   19.10 Unclaimed Benefits ..........................................    61
   19.11 Recovery of Plan Benefits Payment Made by Mistake ...........    62
   19.12 Bonding .....................................................    62
   19.13 Titles and Captions .........................................    62
   19.14 Execution of Counterparts ...................................    62
   19.15 Governing Law ...............................................    62
   19.16 Separability ................................................    62
   19.17 Supplements and Appendices ..................................    62
   19.18 Military Service ............................................    62
   19.19 Employer Securities .........................................    62

ARTICLE XX
   TOP HEAVY PROVISIONS ..............................................    63
   20.1  Determination of Top Heavy Status ...........................    63
   20.2  Definitions .................................................    63
   20.3  Requirements if Plan a Top Heavy Plan .......................    64

                              HOST MARRIOTT, L.P.

                          RETIREMENT AND SAVINGS PLAN
                          ---------------------------


                                    PREAMBLE
                                    --------

     WHEREAS, Host Marriott, L.P. has entered into the Employee Benefits and Other Employment Matters Allocation Agreement between Host Marriott Corporation, Host Marriott, L.P. and Crestline Capital Corporation (the "Agreement") entered into in connection with the distribution of outstanding common shares of the Company (the "Distribution");

     WHEREAS, pursuant to the Agreement, Host Marriott, L.P. assumed sponsorship of the Host Marriott Corporation (HMC) Retirement and Savings Plan;

     NOW, THEREFORE, Host Marriott, L.P. hereby amends and restates the Host Marriott Corporation (HMC) Retirement and Savings Plan effective as of December 28, 1998, such plan to be hereafter named the Host Marriott, L.P. Retirement and Savings Plan.

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     When used in this instrument, the following words and phrases have the indicated meanings except where the contrary is expressly stated:

      1.1  "Account" shall have the meaning set forth in Section 6.1.
            -------

      1.2  "Actual Contribution Percentage" means, for a given Plan Year,
            ------------------------------
the average of the ratios, calculated separately for each Participant in a group, of (a) the sum of After-tax Savings credited to the Participant's After-tax Savings Account and Company contributions and forfeitures allocable to the Participant's Company Contribution Account for the Plan Year to (b) the Participant's Compensation for such Plan Year.

      1.3  "Actual Deferral Percentage" means, for a given Plan Year, the
            --------------------------
average of the ratios, calculated separately for each Participant in a group, of
(a) the Section 401(k) Contributions made on behalf of such Participant by the Company for the Plan Year to (b) the Participant's Compensation for such Plan Year.

      1.4  "Additional After-tax Savings" means After-tax Savings not included
            ----------------------------
in Combined Basic Savings for a payroll period.

      1.5  "Additions" means, with respect to each Participant for any Fiscal
            ---------
Year, the total of (a) the Company contributions and forfeitures allocated for the Fiscal Year to the Participant's Company Contribution Account, plus (b)
Section 401(k) Contributions allocated for the Fiscal Year to the Participant's
Section 401(k) Contributions Account, plus (c) the After-tax Savings allocated for the Fiscal Year to the Participant's After-tax Savings Account.

      1.6  "Administrative Expenses" means the administrative expenses described
            -----------------------
in Section 15.6(a).

      1.7  "Affiliated Company" means a "Subsidiary", as defined in Section
            ------------------
1.68.

      1.8  "After-tax Savings" means the after-tax savings deposited into the
            -----------------
Trust Fund by a Participant in accordance with Article IV.

      1.9  "After-tax Savings Account" shall have the meaning set forth in
            -------------------------
Section 6.1(a).

     1.10  "Allocable Portion" means, for purposes of Section 11.2, the lesser
            -----------------
of: (a) fifty percent (50%) of the Participant's vested Account balance; or (b) $50,000, reduced by the excess of (1) the highest outstanding balance of any previous loan from the Plan and any other plans of the Company or a Subsidiary during the one-year period ending on the day before the date on which the current loan is made over (2) the outstanding balance of any previous loan from the Plan and any other plans of the Company or a Subsidiary on the date on which the current loan is made.

     1.11  "Allocation Agreement" means the Employee Benefits & Other Employment
            --------------------
Matters Allocation Agreement entered into by and between Host Marriott Corporation, Host Marriott, L.P. and Crestline Capital Corporation.

     1.12  "Alternate Payee" means any Spouse, former Spouse, child or other
            ---------------
dependent of a Participant who is entitled under a Qualified Domestic Relations Order to receive all, or part of, the benefits payable to that Participant under the Plan.

     1.13  "Annuity Starting Date" means the first day of the first period for
            ---------------------
which an amount is received as an annuity by reason of retirement or disability.

     1.14  "Authorized Leave of Absence" means any absence authorized by the
            ---------------------------
Company under the Company's standard personnel practices provided that the Employee or Participant returns within the period of authorized absence. An absence due to service in the Armed Forces of the United States shall be considered an Authorized Leave of Absence provided that the absence is caused by war or other emergency, or provided that the Employee or Participant is required to serve under the laws of conscription in time of peace, and further provided that the Employee or Participant returns to employment with the Company within the period provided by law. Except for service in the Armed Forces of the United States in accordance with the preceding sentence, an Authorized Leave of Absence may not extend beyond two (2) years.

     1.15  "Basic After-tax Savings" means After-tax Savings included in
            -----------------------
Combined Basic Savings for a payroll period.

     1.16  "Beneficiary" means the person or persons designated as a beneficiary
            -----------
pursuant to Article XII.

     1.17  "Board of Directors" means the Board of Directors of Host Marriott
            ------------------
Corporation, a Delaware corporation and the General Partner of Host Marriott,
L.P.

     1.18  "Code" means the Internal Revenue Code of 1986, as amended, or any
            ----
successor statute, including the regulations issued thereunder.

     1.19  "Combined Basic Savings" means the sum of a Participant's After-tax
            ----------------------
Savings and Section 401(k) Contributions for each payroll period, provided that such sum shall include only an amount up to six percent (6%) of Compensation for each payroll period. If the sum of a Participant's After-tax Savings and
Section 401(k) contributions for a payroll period exceed six percent (6%), the Participant's 401(k) contributions shall be included in Combined Basic Savings before After-tax Savings.

     1.20  "Committee" means the Profit Sharing Committee appointed by the Board
            ---------
of Directors pursuant to Section 15.1(b).

     1.21  "Company" means Host Marriott, L.P. and any affiliate or Subsidiary
            -------
that elects to join the Plan with the consent of the Board of Directors.

     1.22  "Company Contribution Account" shall have the meaning set forth in
            ----------------------------
Section 6.1(c).

     1.23  "Compensation" means:
            ------------

           (a) Except as hereinafter specified, (1) earned income, wages, salary, overtime, cash bonus, commissions, annual leave, sick leave and holiday pay, paid by the Company to an Employee, and (2) gratuities reported by the Employee to the Company and the Internal Revenue Service, all without regard for any election under Article V or any elections made by the Participant under any plan maintained by the Company pursuant to Section 125 of the Code, but excluding any and all other forms of compensation. Notwithstanding the foregoing, Compensation taken into account for each Employee for a Plan Year shall not exceed One Hundred Sixty Thousand Dollars ($160,000) or such other amount as the United States Secretary of Treasury may designate under Section 401(a)(17) of the Code.

           (b) For purposes of the limitation on contributions and benefits under Section 415 of the Code as set forth in Section 6.11, a Participant's wages, salaries, and fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Company to the extent that the amounts are includable in gross income (including, but not limited to, commissions, gratuities reported by the Employee to the Company and the Internal Revenue Service, bonuses, fringe benefits, reimbursements or other expenses allowable under a nonaccountable plan (as described in Section 1.62-2(c) of the Treasury Regulations) annual leave, sick leave and holiday pay) and including amounts contributed by the Company pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Sections 125, 402(g)(3) or 402(h)(1)(B) of the Code, and excluding the following:

           (1) Company contributions to a plan of deferred compensation which (except as provided above with respect to Sections 125, 402(g)(3) and 402(h)(1)(B) of the Code) are not included in the Employee's gross income for the taxable year in which contributed, or any distribution from a plan of deferred compensation;

           (2) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; and

           (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

     1.24  "Distributee" means a Participant, Former Participant, Retired
            -----------
Participant, Disabled Participant, the Surviving Spouse of a Deceased Participant, and an Alternate Payee.

     1.25  "Effective Date" means December 28, 1998.
            --------------

     1.26  "Eligible Rollover Distribution" means any distribution of all or a
            ------------------------------
portion of the Distributee's Account balance, except that an Eligible Rollover Distribution does not include (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more, (b) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code, and (c) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Company securities).

     1.27  "Eligible Retirement Plan" means an individual retirement account
            ------------------------
(described in Section 408(a) of the Code), an individual retirement annuity (described in Section 408(b) of the Code), an annuity plan (described in Section 403(a) of the Code), or a qualified trust (described in Section 401(a) of the
Code), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the Spouse, an "Eligible Retirement Plan" means an individual retirement account or individual retirement annuity only.

     1.28  "Employee" means any person classified as an "employee" and employed
            --------
by a Participating Company other than: (a) a person who is covered by a collective bargaining agreement, if there is evidence to show that retirement benefits were the subject of good faith bargaining between a Participating Company and the employee representatives with whom such agreement was entered;
(b) a nonresident alien who receives no earned income (within the meaning of Section 911(d)(2) of the Code) from a Participating Company which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code); (c) a participant in a profit sharing plan, pension plan or other retirement plan (other than the Plan, the Host Marriott, L.P. Executive Deferred Compensation Plan or the Host Marriott Corporation and Host Marriott, L.P. Comprehensive Stock and Cash Incentive Plan or the Host Marriott Corporation Non-Employee Directors' Deferred Stock Compensation Plan) maintained by Host Marriott Corporation or Host Marriott, L.P. or an affiliate, whether or not the plan or the trust of such plan is intended to qualify under Section 401 of the Code; and (d) a leased employee (within the meaning of Section 414(n) of the Code).

     Employees are classified as follows:

           Class A consists of all Employees not included in Class B whose base
           -------
compensation is stated in terms of hourly rates of pay including those who receive gratuities collected and distributed by the employer.

           Class B consists of all management and professional Employees whose
           -------
base compensation at the time the determination is to be made is stated in terms of a weekly or annual salary, or whose base compensation is stated in terms of hourly rates but who receive management benefits, regardless of whether such Employees are exempt from the overtime pay requirements of the FLSA.

     Unless specifically referring to a particular class, any and all provisions of this Plan shall apply to all Employees regardless of classification.

     1.29  "Entry Date" means the first day of the four week accounting period
            ----------
of the Company immediately following receipt by the Plan Administrator of an application for admission to the Plan in writing, or in such other form authorized by the Plan Administrator; provided, however, that Employees who were employed by Host Marriott Corporation on the day immediately prior to the Effective Date shall be eligible to participate in the Plan on the Effective Date. The Board of Directors may, with respect to persons who become Employees by virtue of having been employed by any business entity the stock or substantially all of the assets of which are acquired by Host Marriott, L.P. or any affiliate or Subsidiary or the management of which is assumed by the Company, establish by written resolution as a special Entry Date, solely for such Employees, the date of such acquisition or assumption of management.

     1.30  "ERISA" means the Employee Retirement Income Security Act of 1974, as
            -----
amended from time to time.

     1.31  "Fiduciary" means any person who (a) exercises any discretionary
            ---------
authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of the Plan's assets; (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan, or has any authority or responsibility to do so; or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan.
The term "Fiduciary" includes the Named Fiduciary, the Trustees and any person to whom fiduciary responsibilities have been delegated pursuant to Section 15.3.

     1.32  "Fiscal Year" means each year beginning on the first day of each
            -----------
fiscal year of Host Marriott, L.P. and ending on the last day of each fiscal year of Host Marriott, L.P. Effective December 28, 1998, the fiscal year is the calendar year. The Fiscal Year shall be the "limitation year" of the Plan for purposes of the limitation on contributions and benefits under Section 415 of the Code, or any successor provision thereto.

     1.33  "Flexible Compensation" shall have the meaning set forth in Section
            ---------------------
5.l.

     1.34  "FLSA" means the Fair Labor Standards Act, as amended from time to
            ----
time.

     1.35  "Fund" means any of the separate funds in which Participants'
            ----
Accounts may be placed and which are allocated and invested in accordance with
Article XIV.

     1.36  "Hardship" means the existence of an immediate and heavy financial
            --------
need of the Participant.  A need exists if it is necessary for the following:

           (a) expenses for medical care previously incurred by the Participant, his spouse or any of his dependents or necessary for these persons to obtain medical care within the limits of Section 213(d) of the Code;

           (b) purchase (excluding mortgage payments) of a principal residence for the Participant;

           (c) payment of tuition, related education fees and room and board for the next 12 months of post-secondary education for the Participant, his spouse, children or dependents;

           (d) payment to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; and

           (e)   any other event determined by the Commissioner of Internal
Revenue.

     1.37  "Highly Compensated Employee" means any Employee or former Employee
            ---------------------------
who performs service for a Participating Company during the Plan Year and who
(I) for the prior Plan Year received Compensation from the Participating Company as determined for purposes of Section 415 of the Code in excess of $80,000 (as adjusted pursuant to Code Section 415(d)); or (ii) during the Plan Year or the prior Plan Year was a 5% owner (as defined in Code Section 416(I)(1)).

     1.38  "Hire Date" means, for any Employee, the date on which he first
            ---------
becomes entitled to credit for an hour for which he is directly or indirectly paid or entitled to be paid by the Company or a Subsidiary for the performance of employment services.

     1.39  "Host Marriott, L.P." means Host Marriott, L.P., a Delaware
           --------------------
limited partnership, or any successor thereto by merger, consolidation or the acquisition of substantially all of the assets and business thereof.

     1.40  "Investment Expenses" means all expenses which under generally
            -------------------
accepted accounting principles would be classified as investment expenses, including, without limitation, investment manager's or advisor's fees and expenses, custodial fees, fees of broker-dealers for effecting investment transactions or rendering investment advice, expenses relating to the making of investments and expenses relating to the recovery of any investment in a bankrupt or insolvent entity.

     1.41  "Maximum Permissible Amounts" means the lesser of:
            ---------------------------

           (a) $30,000, or such higher amount to which such amount may be adjusted or, pursuant to Section 415(f) of the Code, to implement special rules applicable to combining more than one defined contribution plan as a single plan; or

           (b) Twenty-five percent (25%) of the Participant's Compensation as provided in Section 1.23(b).

     1.42  "Month" means any calendar month.
            -----

     1.43  "Month of Credit" means any Month during the entire period of which
            ---------------
an Employee is employed by the Company. For purposes of the foregoing, a Month of Credit shall be deemed to commence on the day of hire and end on the close of business on the day preceding the next month's anniversary thereof. Months of Credit are cumulative and need not be successive. Notwithstanding any other provision to the contrary, a Participant's Months of Credit under the Plan shall include

Months of Credit, if any, credited to such Participant under the Prior Plan immediately before the Effective Date.

     1.44  "Named Fiduciary" means the Committee in its role as named fiduciary
            ---------------
of the Plan as set forth in Section 15.1(a).

     1.45  "Participant" means an Employee of the Company who has been admitted
            -----------
to participation in this Plan in accordance with Article II. As appropriate to the context a "Participant" may include one or more of the following sub-definitions.

           (a)   "Former Participant" means any present Employee of the Company
                  ------------------
who, after having been a Participant, ceases to participate in the Plan.

           (b)   "Terminated Participant" means any prior Employee of the
                  ----------------------
Company who, after having been a Participant, terminated his employment other than by retirement, death or Permanent Disability, and has any vested balance in the Plan.

           (c)   "Retired Participant" means any Participant who retires from
                  -------------------
employment in accordance with Section 8.1 and who has any vested balance in the Plan.

           (d)   "Disabled Participant" means any Participant who terminates
                  --------------------
from employment as a result of a Permanent Disability and who has any vested balance in the Plan.

           (e)   "Deceased Participant" means any Participant who terminates
                  --------------------
employment by reason of death and who leaves any vested balance in the Plan.

     1.46  "Participating Company" means Host Marriott, L.P. or any affiliate or
            ---------------------
Subsidiary that has elected to join the Plan with the consent of the Host Marriott Corporation's Board of Directors. All of the Participating Companies constitute the "Company", as defined in Section 1.21.

     1.47  "Permanent Disability" means that the Participant, as a result of a
            --------------------
disability, will be prevented on a permanent basis from engaging in any occupation for which he is reasonably qualified by education, training or experience as certified by a competent medical authority designated by the Named Fiduciary to make such determination. The foregoing shall include disability attributable to the permanent loss or loss of use of a member or function of the body, or to the permanent disfigurement of the Participant.

     The determination of the existence of a Permanent Disability shall be made by the Plan Administrator and shall be final and binding upon the Participant and all other parties.

     1.48  "Period of Severance" means the period of time commencing on the
            -------------------
Separation Date and ending on the Participant's Reemployment Date.

     1.49  "Plan" means the Host Marriott, L.P. Retirement and Savings Plan,
            ----
including any amendments thereto.

     1.50  "Plan Administrator" means the person to whom the duties of Plan
            ------------------
Administrator are delegated pursuant to Section 15.3(b).

     1.51  "Plan Year" shall mean, for Plan Years beginning after the Effective
            ---------
Date, the same meaning as "Fiscal Year" in Section 1.33; for the Plan Year in which the Effective Date occurs, the Plan Year shall mean January 4, 1998 through December 31, 1998; for other Plan Years beginning before the Effective Date, Plan Year shall mean the Fiscal Year of Host Marriott Corporation.

     1.52  "Predecessor Company" means Host Marriott Corporation.
            -------------------

     1.53  "Prior Plan" means the Host Marriott Corporation (HMC) Retirement and
            ----------
Savings Plan and Trust, as in effect prior to the Effective Date.

     1.54  "Pro Rata Share of Administrative Expenses" means the amount
            -----------------------------------------
determined by multiplying the Administrative Expenses of the Plan by a fraction, the numerator of which is the total value of each Fund and the denominator of which is the total aggregate value of all such Funds.

     1.55  "Qualified Domestic Relations Order" or "QDRO" shall have the same
            ----------------------------------      ----
meaning as "qualified domestic relations order" under Section 414(p) of the Code and the Treasury Regulations thereunder.

     1.56  "Qualified Joint and Survivor Annuity" or "QJSA" means an annuity
            ------------------------------------      ----
purchased from a commercial insurance company with the Participant's Account that pays a benefit for the life of the Participant with a survivor annuity for the life of the Participant's Surviving Spouse in an amount elected by the Participant of either fifty percent (50%) or one hundred percent (100%) of the amount being paid to the Participant during his lifetime.

     1.57  "Qualifying Employer Real Property" means parcels of real property
            ---------------------------------
(and related personal property) which are leased to the Company or an Affiliated Company (a) if a substantial number of the parcels are dispersed geographically; and (b) if each parcel and the improvements thereon are suitable (or adaptable without excessive cost) for more than one use.

     1.58  "Qualifying Employer Securities" means (a) any stocks or other equity
            ------------------------------
securities issued by the Company or an Affiliated Company; or (b) any bonds, debentures, notes or certificates or other evidences of indebtedness of the Company or an Affiliated Company which are described in Section 503(e) of the Code and Section 407(e) of ERISA.

     1.59  "Reemployment Date" means, for any Employee, the first date following
            -----------------
the Employee's Separation Date on which he first becomes entitled to credit for an hour for which he is directly or indirectly paid or entitled to be paid by the Company or a Subsidiary for the performance of employment duties.

     1.60  "Required Beginning Date" means April 1 of the calendar year
            -----------------------
following the calendar year in which the Participant attains age 70-1/2 or, if later, the calendar year in which the Participant retires from the Company; provided, however, that in the case of a Participant who is a 5% owner (as defined in Code section 416), Required Beginning Date means April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2; and provided, further, that in the case of a Participant who attained age 70-1/2 before January 1, 1988, Required Beginning Date means the April 1 following the later of the calendar year in which he (a) attained age 70-1/2; or (b) the sixtieth (60th) day following the close of the Plan Year in which the Participant terminates employment with the Company, provided such date is not later than April 1 of the calendar year following the calendar year during which such termination occurs, unless he was a five percent (5%) owner (as defined in Section 416 of the Code) of the Company with respect to the Plan Year ending in the calendar year in which the he attains age 70-1/2, in which case, clause (b) shall not apply.

     1.61  "Section 401(k) Contribution" shall have the meaning set forth in
            ---------------------------
Section 5.2.

     1.62  "Section 401(k) Contribution Account" shall have the meaning set
            -----------------------------------
forth in Section 6.1(b).

     1.63  "Separation Date" means the earlier of:
            ---------------

           (a) Any date on which an Employee's employment with the Company terminates by reason of voluntary termination, discharge, retirement or death; or

           (b) The first anniversary of the first date of a period in which the Employee remains absent from active employment with the Company for some reason other than voluntary termination, discharge, retirement, death, approved leave of absence, or military service.

     Provided, however, that, solely for the purpose of determining whether a Period of Severance has occurred, if an Employee is absent from service beyond the first anniversary of the first date of absence by reason of a "maternity or paternity leave", then the Separation Date of such Employee shall be the second anniversary of the first date of such absence. For purposes of this Section, "maternity or paternity leave" means termination of employment or absence from work due to: (I) the pregnancy of the Participant, (ii) the birth of a child of the Participant, (iii) the placement of a child in connection with the adoption of the child by a Participant, or (iv) the caring for a Participant's child during the period immediately following the child's birth or placement for adoption. The Plan Administrator shall determine, under rules of uniform application and based on information provided to the Plan Administrator by the Participant, whether or not the Participant's termination of employment or absence from work is due to "maternity or paternity leave".

     1.64  "Service" means an Employee's or a Participant's period of employment
            -------
with the Company; the Predecessor Company prior to the Effective Date; and as a leased employee (within the meaning of Section 414(n) of the Code) unless the leased employee is covered by a safe harbor plan described in Section 414(n)(5) of the Code; and any other employer that is required to be aggregated with the Company under section 414 of the Code, as determined in accordance with Article
VII. Employment of an Employee or a Participant by any of the following employers shall be treated as Service:

           (a) A Subsidiary, both prior to and after becoming a Subsidiary, if such Subsidiary has elected to join the Plan.

           (b) A Subsidiary, after becoming a Subsidiary, if such Subsidiary has not elected to join the Plan.

     In addition, the Board of Directors shall have the authority by adopting written resolutions to recognize employment of an Employee or a Participant by any of the following employers as Service:

           (a) A Subsidiary, prior to becoming a Subsidiary, if such Subsidiary has not elected to join the Plan.

           (b) Any business entity substantially all of the assets of which are acquired by Host Marriott, L.P. or any affiliate or Subsidiary or whose management is assumed by the Company; provided that such recognition shall apply uniformly to all employees of any such employer.

     1.65  "Spousal Consent" means a Spouse's written consent which acknowledges
            ---------------
the effect of the Participant's election and is witnessed by a Plan representative or notary public. Spousal Consent may be in the form of a specific consent, general consent or limited general consent, as provided in
Section 8.6(e).

     1.66  "Spouse" or "Surviving Spouse" means the spouse or surviving spouse
            ------      ----------------
of the Participant, provided that a former spouse will be treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided in a Qualified Domestic Relations Order.

     1.67  "Subaccount" means the portion of a Participant's Account placed in
            ----------
each Fund pursuant to Article XIV.

     1.68  "Subsidiary" or "Affiliated Company" means (a) a member of a
            ----------      ------------------
controlled group of corporations of which Host Marriott, L.P. is a member as determined in accordance with Section 414(b) of the Code; or (b) an unincorporated trade or business which is under common control by or with Host Marriott, L.P., as determined in accordance with Section 414(c) of the Code.
For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code, determined without regard to Sections 1563(a)(4) and 1563(e)(3)(C) of the Code, except that, with respect to the limitation on Annual Additions set forth in
Section 6.11, instead of eighty percent (80%), the applicable percentage shall be fifty percent (50%) wherever such percentage appears in Section 1563(a)(1) of the Code.

     1.69  "Trustees" means the corporate trustee or persons appointed as
            --------
Trustee of the Trust Fund and any successors.

     1.70  "Trust Agreement" means the Agreement providing for the terms and
            ---------------
conditions under which the Trustee will hold and invest the Trust Fund.

     1.71  "Trust Fund" means the assets of the Plan and Trust as the same
            ----------
shall exist from time to time.

     1.72 "Valuation Date" means the last day of the Plan Year and such other
           --------------
dates as of which the Plan Administrator values the interest of Participants in the assets of the Trust Fund, such valuations being made in accordance with the provisions of Section 6.8.

                                   ARTICLE II

                         ELIGIBILITY AND PARTICIPATION
                         -----------------------------


      2.1  Eligibility and Participation.
           -----------------------------

           (a) Eligibility.  Any Employee shall be eligible to participate in
               -----------
the Plan immediately on the Employee's Hire Date.

           (b) Commencement of Participation.  Any Employee may commence
               -----------------------------
participation in the Plan on any Entry Date after the Employee's Hire Date and shall be admitted to the Plan on any such Entry Date if the Plan Administrator receives the Employee's written application for admission to the Plan.

           (c) Continued Participation.  Notwithstanding subsection (a), any
               -----------------------
person who was a Participant or Former Participant in the Prior Plan on the day before the Effective Date shall automatically become a Participant under this Plan on the Effective Date, provided that such person is an Employee on the Effective Date.

           (d) Participation Voluntary.  Participation in the Plan shall be
               -----------------------
entirely voluntary.

      2.2  Reemployment of Employee.
           ------------------------

           (a) Eligibility Upon Reemployment.  An Employee who terminates
               -----------------------------
employment with the Company and subsequently resumes employment with the Company shall become eligible to participate in the Plan immediately upon again becoming an Employee and may be admitted to the Plan on any Entry Date thereafter upon written application in accordance with Section 2.1(b).

      2.3  Termination of Plan Participation.  A Participant may cease to
           ---------------------------------
participate in the Plan during the Participant's continued employment at any time by giving written notice thereof to the Plan Administrator. Such notice shall be effective to terminate participation upon its receipt by the Plan Administrator and such Employee shall thereupon become a Former Participant.

      2.4  Readmission of Former Participant.  Any Former Participant may be
           ---------------------------------
readmitted to the Plan as a Participant on any Entry Date upon written application in accordance with Section 2.1(b); provided, however, that if any Former Participant withdraws any portion of his Basic After-tax Savings pursuant to Section 10.1, he shall not be eligible for readmission to the Plan until six
(6) months have elapsed from the date on which he became a Former Participant.

      2.5  Participation During Authorized Leave of Absence or During Employment
           ---------------------------------------------------------------------
by Subsidiary Which Has Not Joined Plan.  Participation in the Plan may continue
---------------------------------------
during periods of Authorized Leave of Absence, and periods during which a Participant is employed by a Subsidiary which has not elected to join the Plan. However, the Participant may neither deposit savings in the Trust Fund nor share in the allocation of the Company contribution during such periods. A Participant on Authorized Leave of Absence who does not return to active employment with the

Company by the expiration of such Authorized Leave of Absence shall be treated for the purposes of the Plan as having terminated employment pursuant to Section 9.1.

      2.6  Treatment of Participants Who Cease Being Employees Pursuant to
           ---------------------------------------------------------------
Section 1.29. Notwithstanding the provisions of Section 2.5, any Participant who
------------
ceases to be an Employee by reason of Section 1.29(a), (b) or (d), or by becoming employed by a Subsidiary which has not elected to join the Plan, or by becoming a participant in a plan described in Section 1.29(c), shall be treated thereupon as a Former Participant in accordance with the provisions of this Plan.

                                  ARTICLE III

                              COMPANY CONTRIBUTION
                              --------------------


      3.1  Amount of Contribution.  For each Fiscal Year or portion thereof,
           ----------------------
each Participating Company shall make the following contributions to the Trust
Fund:

           (a) Section 401(k) Contributions, as provided by Article V;

           (b) a matching contribution on behalf of each Participant in the amount of fifty percent (50%) of the Participant's Combined Basic Savings for each payroll period; and

           (c) any additional contribution, if any, as determined in the absolute and sole discretion of the Host Marriott Corporation Board of Directors.

     Notwithstanding anything to the contrary, in no event shall the amount contributed by any Participating Company include an amount, if any, equal to the amount of any "excess aggregate contributions" (as defined in Section 401(m)(6)(B) of the Code) for such year that would otherwise be allocable to Participants who are Highly Compensated Employees, if such amounts were contributed to the Plan.

     In no event shall the amount of the contribution exceed the maximum amount deductible by a Participating Company for the Fiscal Year with respect to which the contribution is made under Section 404(a) of the Code or the corresponding provision of any subsequent tax law.

      3.2  Time of Payment of Contributions.  A Participating Company may
           --------------------------------
pay its contributions at such time or times and in such amount or amounts as it may deem appropriate during the Fiscal Year for which each such contribution becomes due and for such period thereafter during which payment thereof may be permitted as a deduction for the previous Fiscal Year under the Code.

      3.3  Form of Payment of Contributions.  All payments of contributions
           --------------------------------
shall be made directly to the Trustees. Payments may be in cash, Qualifying Employer Securities (including treasury stock or previously unissued stock of Host Marriott Corporation), Qualifying Employer Real Property or in such other property of any kind as the Named Fiduciary may authorize the Trustees to accept, to the extent permitted by law. The value of any property other than cash which may be paid to the Trustees shall be its fair market value as of the date of such payment, as determined by the Named Fiduciary, based on the report of an independent appraiser.

      3.4  Return of Contributions to Company.  Notwithstanding any other
           ----------------------------------
provisions of this Plan, any contributions made by a Participating Company pursuant to Section 3.1 shall, to the extent permitted by Section 403(c) of ERISA, be returned to a Participating Company if:

           (a) The contributions are made as the result of a mistake of fact;

           (b) A tax deduction claimed for the contributions pursuant to Section 404 of the Code is denied to the Company by the Internal Revenue Service; or

           (c) The IRS determines that the Plan is not tax-qualified under
Section 401 of the Code.

Notwithstanding the foregoing, however, no contributions may be returned to a Participating Company under the above provisions later than one (1) year from the date a mistaken contribution is made, a tax deduction for a contribution is denied, or the IRS determines that the Plan is not tax-qualified, as the case may be. Further, except as otherwise provided in this paragraph, the assets of the Plan shall not inure to the benefit of the Company, and shall be held for the exclusive purposes of providing benefits to Participants and Beneficiaries and defraying reasonable expenses of administering the Plan.

                                   ARTICLE IV

                        PARTICIPANTS' AFTER-TAX SAVINGS
                        -------------------------------


      4.1 Participant After-tax Savings.  Subject to the provisions of Section
          -----------------------------
4.2, each Participant may deposit After-tax Savings into the Trust Fund.

      4.2 Amount of After-tax Savings.  Subject to the limitation provisions of
          ---------------------------
Section 6.5, a Participant may deposit in the Trust Fund, specified in multiples of one percent (1%), an amount which is at least one percent (1%), but not more than fifteen percent (15%), of his Compensation paid for each payroll period. The maximum amount of After-Tax Savings is reduced by the amount of the Participant's 401(k) Contributions as provided in Section 5.8.

      4.3 Payroll Deduction.  Each Participant's After-tax Savings shall be
          -----------------
withheld by the Company from Compensation paid such Participant for each payroll period.

      4.4 Change in Rate of After-tax Savings.  A Participant may change the
          -----------------------------------
rate of his After-tax Savings to any other rate authorized by Section 4.2 at any time by giving written notice to the Plan Administrator. Such notice shall be effective as specified by the Committee. In addition, a Participant may discontinue his After-tax Savings at any time by giving written notice to the Plan Administrator. Such notice of discontinuation shall be effective as specified in Section 2.3, unless the Participant has made an election pursuant to Section 5.2.

      4.5 Payment to Trustees.  The Participants' After-tax Savings withheld
          -------------------
shall be paid to the Trustees by the Company on the earliest date on which such After-tax Savings can reasonably be segregated from the Company's general assets. A statement showing the amount representing the After-tax Savings of each Participant shall accompany each such payment.

      4.6  Investment of Participants' After-tax Savings.  Subject to the
          ----------------------------------------------
Participant's right to direct investments, the Participant's After-tax Savings shall be commingled with other assets in the Trust Fund for investment purposes.

      4.7 In-Service Withdrawal of After-tax Savings.  A Participant may
          ------------------------------------------
withdraw After-tax Savings from his After-tax Savings Account as provided in Sections 10.1 and 10.5.

      4.8 Effect of Termination of Plan or Discontinuance of After-Tax
          ------------------------------------------------------------
Contributions.  In the event (a) the Plan is terminated or partially terminated
-------------
with respect to a Participating Company or particular group or class of Participants, or (b) the Company or any Participating Company discontinues the making of After-Tax Contributions, the election made by any affected Participant under the provisions of this Article IV shall be immediately null and void and of no further effect, and no additional amounts of After-Tax Savings shall be contributed to the Trust Fund by the Company or the Participating Company.

                                   ARTICLE V

                          SECTION 401(k) CONTRIBUTIONS
                          ----------------------------


      5.1 Designation of Flexible Compensation.  The books and records of the
          ------------------------------------
Company shall designate fifteen percent (15%) of each Participant's Compensation for each payroll period as "Flexible Compensation." Flexible Compensation shall for all purposes, tax or otherwise, be treated as part of a Participant's Compensation and the designation of such amount shall be relevant only for purposes of this Article V.

      5.2 Section 401(k) Contributions.  Subject to the terms and conditions of
          ----------------------------
this Article V, any Participant may, at any time and from time to time, elect to have contributed to the Trust Fund out of his Flexible Compensation, specified in multiples of one percent (1%), an amount which shall be designated a Section 401(k) Contribution and shall constitute a contribution to the Trust Fund by the Company on behalf of the Participant under the provisions of Section 401(k) of the Code.

      5.3 Election Rules.
          --------------

          (a) Method of Election.  The Committee shall determine the method by
              ------------------
which an election may be made pursuant to this Article V. Any such election method must be consistent with the provisions of Section 401(k)(2) of the Code and (assuming such consistency) may include either an affirmative election procedure whereby Participants shall only be treated as having made an election upon written direction of the Participants or a negative election procedure whereby Participants shall be deemed to have made an election until and unless a Participant files a written direction negating the election. Regardless of the method of election determined by the Committee, Participants shall be given prompt and adequate notice thereof and thus be afforded an appropriate opportunity to exercise their rights under this Article V.

          (b) Effective Date of Election.  An election shall become effective
              --------------------------
(unless previously revoked) upon the first day of the payroll period of the Company immediately following receipt by the Plan Administrator of the election.

          (c) Revocation or Amendment.  An election may be made to change a
              -----------------------
Participant's rate of Section 401(k) Contributions to any other rate authorized under Section 5.2 at any time. Such election shall be made in the manner, and shall be effective, as specified by the Committee. In addition, an election may be made to discontinue future Section 401(k) Contributions at any time. Such election to discontinue future contributions shall be effective as specified in
Section 2.3, unless the Participant is depositing After-tax Savings into the Trust Fund pursuant to Section 4.2. Finally, the Plan Administrator shall have the right and obligation to reduce a Participant's rate of Section 401(k) Contribution to any rate as necessary, from time to time, in order to assure compliance by this Plan with the standards of Section 401(k)(3) of the Code.

      5.4 Compensation Reduction.  For each payroll period, a Participant's
          ----------------------
Compensation shall be reduced by the portion of a Participant's Flexible Compensation which such Participant has elected to have contributed by the Company to the Trust Fund as a Section 401(k) Contribution (or such lesser amount determined by the Plan Administrator pursuant to Section 5.3(c)). A Participant's Flexible Compensation for the payroll period in excess of such amount shall be paid to the Participant as cash compensation for the period.

      5.5 Limitations on Section 401(k) Contributions.  Notwithstanding any
          -------------------------------------------
provision of this Plan to the contrary, the maximum amount of Section 401(k) Contributions for any Fiscal Year shall not exceed the least of:

          (a) Fifteen percent (15%) of each Participant's Compensation;

          (b) Such lesser amount which may be allowed in order to assure compliance by the Plan with one of the Actual Deferral Percentage Tests set forth in Section 5.6.

Furthermore, the maximum amount of a Participant's Section 401(k) Contributions for a calendar year shall not exceed the amount in effect under Section 402(g)(5) for such calendar year.

      5.6 Actual Deferral Percentage Tests.  The Actual Deferral Percentage Test
          --------------------------------
shall be satisfied for a Plan Year if one of the following two tests is met for such Plan Year:

          (a) The Actual Deferral Percentage for the eligible Highly Compensated Employees is not more than the Actual Deferral Percentage of all other eligible Employees for the prior Plan Year multiplied by 1.25; or

          (b) The Actual Deferral Percentage for the Highly Compensated Employees is not more than the Actual Deferral Percentage of all other eligible Employees for the prior Plan Year multiplied by 2.0, and the excess of the Actual Deferral Percentage for the Highly Compensated Employees for the prior Plan Year over all other eligible Employees for the prior Plan Year is not more than two percentage points.

      5.7 Recharacterization of Certain Section 401(k) Contributions.  To the
          ----------------------------------------------------------
extent that contributions made on behalf of a Participant pursuant to an election under Section 5.2 by a Participant who is a Highly Compensated Employee would otherwise cause the Plan to fail to comply with the Actual Deferral Percentage Test set forth in Section 5.6, such contributions shall constitute After-tax Savings by the Participant rather than Section 401(k) Contributions. Excess contributions for a Plan Year shall be recharacterized as After-Tax Savings on the basis of the amount of contributions by, or on behalf of, each Highly Compensated Employee starting with the Highly Compensated Employee having the highest dollar amount.

      5.8 Coordination of After-tax Savings and Section 401(k) Contributions.  A
          ------------------------------------------------------------------
Section 401(k) Contribution is made in lieu of all or a portion of such Participant's After-tax Savings deposits into the Trust Fund under Section 4.2 of the Plan. Thus, the maximum After-tax Savings deposit which may be made by a Participant under Section 4.2 during any Fiscal Year is equal to (a) the amount which may be made under Section 4.2 without regard to this Section 5.8, less (b) the Section 401(k) Contribution made on behalf of the Participant under Section 5.2.

      5.9  Payment to Trustees.  Section 401(k) Contributions shall be paid to
           -------------------
the Trustees by the Company on the earliest date on which such Section 401(k) Contributions can reasonably be segregated from the Company's general assets. A statement showing the amount representing the Section 401(k) Contributions of each Participant shall accompany each such payment.

      5.10 Distribution of Section 401(k) Contributions.
           ---------------------------------------------

           (a) Restrictions on Distributions.  Notwithstanding any provision of
               -----------------------------
this Plan to the contrary, a Participant's Section 401(k) Contributions (and earnings attributable thereto) shall not be distributable other than upon:

               (1) The Participant's separation from service (within the meaning of Section 401(k)(2)(B) of the Code), death or Permanent Disability;

               (2) The Participant's attainment of age 59-1/2, or termination of participation in the Plan after attaining age 59-1/2;

               (3) The Participant's Hardship;

               (4) The termination of the Plan by the Company without establishment or maintenance of another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code);

               (5) The sale or other disposition by the Company (or a Participating Company employing the Participant) of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used in a trade or business of the Company (or such Participating Company) with respect to a Participant who continues employment with the corporation acquiring such assets; or

               (6) The sale or other disposition by the Company (or a Participating Company) employing the Participant of its interest in a Participating Company (within the meaning of Section 409(d)(3) of the Code or any successor provision) with respect to a Participant who continues employment with the sold Participating Company.

     Notwithstanding the foregoing, any distribution made pursuant to subsections (a)(4), (a)(5) and (a)(6) of this Section must meet the requirements of Section 410(k)(10) of the Code.

           (b) In-Service Withdrawal of Section 401(k) Contributions.  Any
               -----------------------------------------------------
Participant or Former Participant who meets the requirements of subsection
(a)(2) or (3) of this Section may withdraw his Section 401(k) Contributions during the Participant's continued employment, as provided in Section 10.5.

      5.11 of Termination of Plan or Discontinuance of Section 401(k)
           -----------------------------------------------------------------
Contributions. In the event (a) the Plan is terminated or partially terminated
-------------
with respect to a Participating Company
or particular group or class of Participants, or (b) the Company or any Participating Company discontinues the making of Section 401(k) Contributions, the election made by any affected Participant under the provisions of this
Article V shall be immediately null and void and of no further effect, and no additional amounts of such Participant's Flexible Compensation shall be contributed to the Trust Fund by the Company or the Participating Company.

                                   ARTICLE VI

                          ALLOCATION OF CONTRIBUTIONS
                          ---------------------------
                       AND NET INCOME AMONG PARTICIPANTS
                       ---------------------------------


      6.1 Maintenance of Separate Accounts.  The Plan Administrator shall
          --------------------------------
maintain the following accounts in the name of each person participating in the
Plan:

          (a) After-tax Savings Account (consisting of Participants' After-tax Savings pursuant to Article IV and any earnings or losses thereon);

          (b) Section 401(k) Contribution Account (consisting of Section 401(k) Contributions pursuant to Article V and any earnings or losses thereon); and

          (c) Company Contribution Account (consisting of Company contributions under Section 3.1(b) and (c), forfeitures and any earnings or losses thereon).

     All of such separate accounts and the separate Fund Subaccounts, as established pursuant to Section 14.5(a), shall in the aggregate constitute the Participant's Account.

      6.2 Allocation to After-tax Savings Accounts.  The After-tax Savings
          ----------------------------------------
deposited by a Participant pursuant to Section 4.2 shall be credited, as made, to the Participant's After-tax Savings Account.

      6.3 Allocation to Section 401(k) Contribution Account.  Section 401(k)
          -------------------------------------------------
Contributions made by the Company on behalf of a Participant pursuant to Section V shall be credited, as made, to the Participant's Section 401(k) Contribution Account.

      6.4 Allocation of Company Contribution.  Subject to Section 6.7, Company
          ----------------------------------
contributions shall be allocated as follows:

          (a) Company contributions pursuant to Section 3.1(b) shall be credited as made to the Participant's Company Contribution Account; and

          (b) Company contributions pursuant to Section 3.1(c) shall be allocated and applied in the following order:

              (1) To the restoration of forfeitures of Terminated Participants readmitted to the Plan in accordance with Section 9.5(b) and unclaimed benefits previously reallocated in accordance with Section 6.10, to the extent that current forfeitures are insufficient to provide for such restoration, as provided in Sections 6.9 and 6.10; and

              (2) To the Company Contribution Accounts of all Participants who are Employees of the Company on the last day of the Fiscal Year and all Participants who become Retired, Disabled or Deceased Participants during the Fiscal Year, based on the ratio that each such

Participant's Combined Basic Savings for such Fiscal Year bears to the total Combined Basic Savings of all such Participants for such Fiscal Year. The Company Contributions allocated to each Participant's Account shall be further allocated among such Participant's Fund Subaccounts in accordance with the provisions of Article XIV.

      6.5 (a)  Limitation on After-tax Savings and Company Contributions.
               ---------------------------------------------------------
Notwithstanding any provisions of the Plan to the contrary, the Participant's After-tax Savings and Company contributions (including forfeitures used to reduce contributions under Section 3.1(b) or (c)) for a Plan Year must satisfy the Actual Contribution Percentage Tests for such Plan Year. The Actual Contribution Percentage Test shall be satisfied for a Plan Year if one of the following two tests is met for such Plan Year:

               (1) The Actual Contribution Percentage for the eligible Highly Compensated Employees is not more than the Actual Contribution Percentage for the prior Plan Year of all other eligible Employees multiplied by 1.25; or

               (2) The Actual Contribution Percentage for the Highly Compensated Employees is not more than the Actual Contribution Percentage for the prior Plan Year of all other eligible Employees multiplied by 2.0, and the excess of the Actual Contribution Percentage for the Highly Compensated Employees over all other eligible Employees for the prior Plan Year is not more than two percentage points.

          (b)  Multiple Use of the Alternative Limitation.  Notwithstanding the
              ------------------------------------------
above, if both Section 5.6(a) and subsection (a)(1) of this Section are not satisfied for a Plan Year and one Highly Compensated Employee of the Company is eligible to have Section 401(k) Contributions made on his behalf, and to make deposits of After-tax Savings to his After-tax Savings Account or have Company contributions allocated to his Company Contribution Account during such Plan Year, then the sum of the Actual Deferral Percentage and the Actual Contribution Percentage for eligible Highly Compensated Employees shall not exceed the greater of:

              (1)  The sum of:

                   (a) 1.25 multiplied by the greater of:

                       (i) The Actual Deferral Percentage for eligible Employees for the prior Plan Year who are not Highly Compensated Employees, or

                       (ii) The Actual Contribution Percentage for eligible Employees who are not Highly Compensated Employees for the prior Plan Year; and


                   (b) Two (2) plus the lesser of:

                       (i)   Subsection (b)(l)(a)(i) of this Section, or

                        (ii) Subsection (b)(1)(a)(ii) of this Section, which shall in no event exceed twice the lesser of subsection (b)(1)(a)(i) of this Section or subsection (b)(1)(a)(ii); or

              (2)   The sum of:

                    (a)  1.25 multiplied by the lesser of:

                         (i)  Subsection (b)(1)(a)(i) of this Section, or

                         (ii) Subsection (b)(1)(a)(ii); and

                    (b)  Two (2) plus the greater of:

                         (i)  Subsection (b)(1)(a)(i), or

                         (ii) Subsection (b)(1)(a)(ii), which shall in no event
exceed twice the greater of subsection (B)(1)(a)(i) or subsection (b)(1)(a)(ii) above.

In the event that the limitation of this subsection (b) is exceeded, the Actual Contribution Percentage shall be reduced in accordance with the manner described in Section 6.6

      6.6 Correcting Excess Aggregate Contributions.  In the event that the
          -----------------------------------------
limitation imposed by Section 6.5 is not satisfied for any Plan Year, Participant After-tax Savings (including recharacterized Section 401(k) Contributions) credited to a Participant's Account shall, to the extent such credited amounts constitute "excess aggregate contributions" (within the meaning of Section 401(m)(6)(B) of the Code, and after taking into account the last subsection of Section 3.1(c) and Section 6.7), be distributed to affected Participants on or before the date which is two and one-half (2-1/2) months after the end of the Plan Year to which such credited amounts relate. The excess aggregate contributions for a Plan Year shall be allocated to each Highly Compensated Employee in an amount equal to the amount by which the Highly Compensated Employees' After-tax Savings (including recharacterized Section 401(k) contributions) are reduced in accordance with the following procedure. The dollar amount of After-tax Savings (including recharacterized Section
401(k) Contributions) for the Plan Year made on behalf of the Highly Compensated Employee with the highest dollar amount of After-tax Savings (including recharacterized Section 401(k) contributions) for the Plan Year is reduced to the extent required to (1) reduce the Plan's excess aggregate contributions to zero, or (2) cause such Highly Compensated Employee's dollar amount of After-tax Savings (including recharacterized Section 401(k) contributions) for the Plan Year to equal the After-tax Savings (including recharacterized Section 401(k) contributions) of the Highly Compensated Employee with the next highest dollar amount of After-tax Savings (including recharacterized Section 401(k) contributions) for the Plan Year. This process is repeated until the Plan's excess aggregate contributions are reduced to zero. Each Highly Compensated Employee's After-tax Savings (including recharacterized Section 401(k) contributions that are treated as excess aggregate contributions) shall consist first of unmatched After-tax Savings (including recharacterized Section 401(k) contributions), and then to the extent necessary, matched Employee After-tax Savings (including recharacterized Section 401(k) contributions). Distribution of credited amounts shall include any income attributable thereto, and shall be determined in accordance with regulations promulgated by the United States Secretary of the Treasury under Section 401(m) of the Code.

      6.7  Special Provision for Allocating Company Contributions.
           ------------------------------------------------------
Notwithstanding any other provision of this Plan, Company contributions pursuant to Sections 3.1(b) and 3.1(c) shall be allocated and applied to the accounts of Participants who are not Highly Compensated Employees as if the reduction of contributions provided in the last subsection of Section 3.l(c) had not taken place. Company contributions shall be allocated and applied to the accounts of Highly Compensated Employees after taking into account the reduction of contributions provided in the next to last paragraph of Section 3.1 so that no amounts constituting "excess aggregate contributions" (within the meaning of Section 401(m)(6)(B) of the Code) are allocated to the Company Contribution Account of any Participant under this Article VI.

      6.8  Allocation of Net Income.  As of each Valuation Date, each Fund shall
           ------------------------
be charged or credited with the net earnings, gains, losses, Investment Expenses and the Pro Rata Share of Administrative Expenses as well as any appreciation or depreciation in the market value using publicly issued fair market values when available or appropriate. To the extent that a Participant's Subaccounts are invested in Funds that are accounted for as pooled assets or investments, the allocation of earnings, gains and losses of each Participant's accounts shall be based upon the total amount of funds so invested, in a manner proportionate to the Participant's share of such pooled investment. To the extent that a Participant's Subaccounts are invested in Funds that are accounted for as segregated assets, the allocation of earnings, gains and losses from such assets shall be made on a separate and distinct basis.

      6.9  Use of Forfeitures.  Forfeitures, as described in Section 9.5(a),
           ------------------
shall be applied in the following order: (a) first to restore forfeitures of Terminated Participants readmitted to the Plan in accordance with Section 9.5(b) and unclaimed benefits previously reallocated in accordance with Section 9.6,
(b) second to pay Plan expenses, and (c) third, to reduce the Company Contributions.

      6.10 Use of Unclaimed Benefits.
           -------------------------

           (a) Method of Allocation. Unclaimed benefits, as described in Section
               --------------------
19.10, shall be reallocated in the same manner as forfeitures as provided in
Section 6.9.



           (b) Reduction in Forfeitures.  If the Plan Administrator pays any
               ------------------------
unclaimed benefits which had previously been reallocated hereunder, the amount of such benefits shall reduce the amount of forfeitures otherwise reallocated pursuant to Section 6.9. In the event that forfeitures for the Fiscal Year in question are not sufficient to pay any unclaimed benefits, the Company contribution for such Fiscal Year shall first be applied for such payment.

      6.11 Allocation Limitations.
           ----------------------

           (a) Maximum Additions.  Notwithstanding anything to the contrary
               -----------------
contained in the Plan, the sum of: (1) the total Additions made to the Account of a Participant under this Plan for any Fiscal Year; and (2) the "annual additions" (as defined in Section 415 of the Code) made to the account of a Participant under any other qualified defined contribution plan maintained by the Company or any Affiliated Company, shall not exceed the Maximum Permissible Amount.

           (b) Correction of Excess.  If the Maximum Permissible Amount is
               --------------------
exceeded in any Plan Year for any Participant, the Plan shall distribute to the Participant any After-tax Savings or Section 401(k) Contributions made by the Participant to the Plan for the Plan Year to the extent such distribution would cause the excess to be reduced. If, after returning such After-tax Savings or
Section 401(k) Contributions to the Participant an excess still exists, such excess shall be corrected in accordance with the provisions of Treasury Regulation Section 1.415-6(b)(6) or such other rules or procedures as the Internal Revenue Service shall allow.

           (c) Further Limitations on Additions.  Notwithstanding the foregoing
               --------------------------------
provisions of this Section 6.11, the otherwise permissible annual additions for any Participant under this Plan shall be further reduced to the extent necessary, as determined by the Committee to prevent disqualification of the Plan under Section 415 of the Code, which imposes additional limitations on the benefits payable to Participants who also may be participating in another tax-qualified pension, profit sharing, savings or stock bonus plan of the Company or any Affiliated Company. The Committee shall advise affected Participants of any additional limitation of their annual Additions required by the preceding sentence.

      6.12 Transfers From Other Qualified Plans.
           ------------------------------------

           (a) Manner of Rollover or Direct Transfer.  An Employee (including an
               --------------------------------------
Employee who is not a Participant) may rollover or transfer to this Plan amounts received from a retirement plan which are eligible to be rolled over or transferred to this Plan pursuant to the provisions of Section 402 of the Code, including a direct transfer of an eligible rollover distribution pursuant to the provisions of Section 401(a)(31) of the Code, or from an individual retirement account that meets the requirements of Section 408(d)(3)(A) of the Code. Such rollover of transfer must comply with the requirement of Section 402 of the Code.

           (b) Governing Provisions.   The assets so rolled over or transferred
               --------------------
shall be solely in cash. The Committee shall develop such procedures, and may require such information from the Employee desiring to make such a rollover or transfer, as it deems necessary to determine that the proposed rollover or transfer will meet the requirements of this Section and will not jeopardize the tax qualified status of the Plan. All amounts rolled over or transferred pursuant to this Section shall be deposited in the Trust Fund and shall be credited to a rollover account. The rollover account shall be one hundred percent (100%) vested in the Participant, shall share in income allocations in accordance with Section 6.8 (but shall not share in Company contributions) and shall be invested in accordance with the provisions of Article XIV. Distributions of amounts so transferred shall be subject to the same restrictions as those stated in Section 5.10.

                                  ARTICLE VII

                                    VESTING
                                    -------


      7.1 Vesting of After-tax Savings Account.  The interest of each
          ------------------------------------
Participant in his After-tax Savings Account shall vest to the extent of one hundred percent (100%) as soon as such After-tax Savings are withheld from his Compensation pursuant to Article IV and as soon as the earnings on such After-tax Savings are credited pursuant to Article VI.

      7.2 Vesting of Section 401(k) Contribution Account.  The interest of each
          ----------------------------------------------
Participant in his Section 401(k) Contribution Account shall vest to the extent of one hundred percent (100%) as soon as such Section 401(k) Contributions are made on his behalf by the Company pursuant to Article V and as soon as the earnings thereon are credited pursuant to Article VI.

      7.3 Vesting of Company Contribution Account.
          ---------------------------------------

          (a) Vesting Schedule.  The interest of each Participant in his
              ----------------
Company Contribution Account shall vest as follows:

     Period of Service                        Vested Percentage
     -----------------                        -----------------
     Less than 2 years                                 0%
     At least 2 years but less than 3 years           25%
     At least 3 years but less than 4 years           50%
     At least 4 years but less than 5 years           75%
     5 years or more                                 100%

          (b) Service to be Credited Upon Resumption of Employment.  If an
              ----------------------------------------------------
Employee terminates employment and is reemployed by the Company, upon the Employee's reemployment, all Service with the Company (including Service before and after such reemployment) shall be counted for purposes of determining his vested interest in his Company Contribution Account, if any.

          (c) Definition of "Service".  For purposes of determining a
              -----------------------
Participant's vested interest in his Company Contribution Account, "Service" means the period of time commencing on the Participant's Hire Date and ending on the Participant's Separation Date and, if applicable, the period of time commencing on the Participant's Reemployment Date and ending on the Participant's subsequent Separation Date. In addition, such Service shall include the period following a Separation Date described in Section 1.63(a) if a Participant's or Former Participant's Reemployment Date occurs within the 12-consecutive month period following such Separation Date; provided, however, that if a Participant or Former Participant is otherwise absent from employment, the period following such Separation Date shall be counted as Service only if the Participant's or Former Participant's Reemployment Date occurs within the 12-consecutive month period following the commencement of such other absence from employment. "Service" shall also include any periods of absence from active employment followed by a Separation Date, and periods of approved leaves of absence granted in accordance with a nondiscriminatory leave policy; provided, however, that if the Participant or Former Participant does not resume status as an employee of the Company at the time agreed upon by the Company and the Participant, the Participant shall be deemed to be discharged at such time. Service includes periods of employment described in Section 1.64.

          (d) Automatic 100% Vesting.  Notwithstanding subsection (a) of this
              ----------------------
Section, the Participant's interest in his Company Contribution Account shall vest to the extent of one hundred percent (100%) upon the earlier of the following while employed by the Company or an Affiliate:

              (1)  Death;

              (2)  Permanent Disability; or

              (3) Attainment of age fifty-five (55) for Class B Participants and age forty-five (45) for Class A Participants.

     Such vesting in the event of Permanent Disability is intended to provide "accident or health insurance" as described in Section 105(a) of the Code, in providing benefits for the permanent loss or loss of use of a member or function of the body, or the permanent disfigurement of Participants, to the extent that Permanent Disability results.

                                  ARTICLE VIII

                       TERMINATION AND DISTRIBUTION UPON
                        RETIREMENT, DEATH OR DISABILITY
                        -------------------------------


      8.1 Retirement.  Upon retirement, a Participant shall be eligible to
          ----------
receive the balance in his Account. Retirement for purposes of this Plan may be elected by any Participant upon attaining the earliest of the following age:

          Class A Participants - Age forty-five (45)

          Class B Participants - Age fifty-five (55)

          Any age after two hundred forty (240) Months of Credit with the Company

      8.2 Death.  The death of any Participant or Former Participant shall be
          -----
reported promptly to the Plan Administrator by the Company. The death of a Terminated Participant or a Retired Participant shall be reported to the Plan Administrator by dependents or beneficiaries who are directly concerned. Upon the Participant's death, the Participant's Beneficiary shall be entitled to payment of the balance of the Participant's vested Account in the manner provided by the Plan.

      8.3 Disability.  The termination of a Participant's employment with the
          ----------
Company by reason of Permanent Disability shall be promptly certified to the Plan Administrator by the Company. Upon such termination of employment, the Participant shall be eligible to receive the balance in his Account.

      8.4 Valuation of Account Balances.  The Account balance of a Retired,
          -----------------------------
Deceased or Disabled Participant shall be valued as of the Valuation Date coinciding with or immediately preceding the date distribution is made to such Participant or Beneficiary, as applicable (and shall include such Participant's pro rata share of the Company contribution under Section 3.1(c), as determined under Section 6.4(b), if any, for the year in which such Participant terminated employment).

      8.5 Available Payment Options.  Subject to the mandatory cash-out of small
          -------------------------
amounts provided in Section 8.10, a Retired, Deceased or Disabled Participant's Account balance shall be distributed by the Trustees under such of the following payment options as the Participant (or, if a Deceased Participant shall have failed to select a payment option, as his Beneficiary) shall determine:

          (a)  Lump sum payment;

          (b) Deferred payments in installments in any amount from time to time or over a period of time specified by the Participant, including installment payments in substantially equal amounts;

          (c) Purchase of a term annuity contract from a commercial insurance company with payments for a term certain in regular installments; or

          (d) Purchase of a single-life or Qualified Joint and Survivor Annuity contract from a commercial insurance company with payments for the life of the Participant or the life of the Participant and his or her Surviving Spouse. Election of a single life annuity by a married Participant and revocation of Qualified Joint and Survivor Annuity are subject to the Spousal Consent Rules of
               Section 8.6.

      8.6 Spousal Consent Rules.
          ---------------------

          (a) Revocation of an Annuity.  A married Participant who has selected
              ------------------------
a Term Annuity pursuant to Section 8.5(c) or a single life annuity or Qualified Joint and Survivor Annuity (hereinafter "QJSA"), pursuant to Section 8.5(d), may revoke such election and elect instead to receive his or her benefits as follows:

              (1) If the Participant elected a term certain annuity form of payment and the commercial annuity contract has not yet been purchased by the Plan, the Participant (or the Surviving Spouse, if the Participant has died) may elect to receive any other form of benefit available for the Plan;

              (2) If the Participant elected a life annuity or a Qualified Joint and Survivor Annuity form of payment and the commercial annuity contract has not yet been purchased by the Plan, the Participant (or his Surviving Spouse, if the Participant has died) may elect to receive any other form of benefit available from the Plan, provided that the Participant and his Spouse (or the Surviving Spouse, if the Participant has died) consent in writing to the distribution revocation of such election in accordance with Section 8.6(b).

          (b) Waiver of Life Annuity or Qualified Joint and Survivor Annuity.  A
              --------------------------------------------------------------
Participant who is married on the Annuity Starting Date may elect a single life annuity pursuant to Section 8.5(d) only if the Participant's Spouse provides a waiver of a Qualified Joint and Survivor Annuity. A married Participant who has selected a QJSA, pursuant to Section 8.5(d), may if permitted under Section 8.6(a) elect to revoke such election and waive the QJSA payment option. Such waivers must be made within the ninety (90) day period ending on the Participant's Annuity Starting Date with respect to such benefit. Subject to
Section 8.6(a), a Participant may subsequently revoke the election to waive the QJSA and elect again to waive the QJSA at any time and any number of times prior such Annuity Starting Date. All such elections and revocations shall be in writing. Any election to waive the QJSA must:

               (1) Specify the alternate payment option elected;

               (2) Be accompanied by the designation of a specific nonspouse Beneficiary (including any class of beneficiaries or any contingent beneficiaries) who will receive the benefit upon the Participant's death, if applicable; and

               (3) Be accompanied by Spousal Consent.

Notwithstanding the above, no consent under this subsection (b) shall be valid unless, within thirty (30) days and no more than ninety (90) days before the Annuity Starting Date, the Plan Administrator has provided the Participant with the written explanation described in subsection (c) of this Section. A Participant may elect to receive distribution prior to the expiration of such thirty (30) day period if distribution commences more than seven (7) days after the written explanation described in the previous sentence was provided.

A Participant who is not married on the Annuity Starting Date may, subject to
Section 8.6(a), revoke an election to receive a single life annuity. The election must comply with this Section and Section 8.6(c) as if it were an election to waive the Qualified Joint and Survivor Annuity by a married participant, but without the Spousal Consent requirement.

          (c)  Written Explanation.  The written explanation shall contain the
               -------------------
following:

               (1) The terms and conditions of the QJSA;

               (2) The Participant's right to make, and the effect of, an election to waive the QJSA payment option;

               (3) The rights of the Participant's Spouse; and

               (4) The right to make, and the effect of, a revocation of a previous election to waive the QJSA.

          (d)  Result of Effective Waiver.  In the event of an effective waiver
               --------------------------
of the QJSA payment option, in accordance with the terms of subsection (b) of this Section, the amount payable to the married Retired or Disabled Participant (or to the Beneficiary of a Deceased Participant) shall be distributed by the Trustees or their delegate under such of the alternate payment options set forth in Section 8.5 as the Participant or his legal representative may select.

          (e)  Spousal Consent.  A Spousal Consent shall specify the non-spouse
               ---------------
Beneficiary. Once made, a consent shall be irrevocable unless the Participant changes his Beneficiary designation or revokes his election to waive the Qualified Joint and Survivor Annuity; upon such event, the consent shall be deemed to be revoked.

     Notwithstanding the foregoing, Spousal Consent is not required if the Participant establishes to the satisfaction of the Plan Administrator that such written consent cannot be obtained because there is no Spouse or that the Spouse cannot be located. In addition, no Spousal Consent is necessary if the Participant has been legally separated or abandoned within the meaning of local law and the Participant provides the Plan Administrator with a court order to that effect, so long as such court order does not conflict with a Qualified Domestic Relations Order. If the Spouse is legally incompetent to consent, the Spouse's legal guardian may consent on his behalf, even if the legal guardian is a Participant.

      8.7 Distributions Upon Married Participant's Death.  If a Participant is
          ----------------------------------------------
married on the date of his death, the full amount of the Participant's Account balance shall be payable on the death of the Participant to the Participant's Surviving Spouse, unless the Participant's Surviving Spouse has given Spousal Consent to the designation of a specific non-spouse Beneficiary (including any class of beneficiaries or any contingent beneficiaries) who will receive the Account balance upon the Participant's death.

      8.8 General Distribution Requirements.  Notwithstanding any provision to
          ---------------------------------
the contrary, all Plan distributions to Participants and Beneficiaries shall comply with the requirements of Section 401(a)(9) of the Code and the regulations thereunder, including the incidental death benefit distribution rules of Section 1.401(a)(9)-2 of the Treasury Regulations.


          (a) Distributions to Participants.  The Participant's Account balance
              -----------------------------
shall be distributed or begin to be distributed no later than the Participant's Required Beginning Date and may only be distributed over:

              (1) A period of years not to exceed the life-expectancy of the Participant, or the joint life expectancy of the Participant and the Participant's designated Beneficiary; or

              (2) The life of the Participant, or the lives of the Participant and the Participant's designated Beneficiary.

     Life expectancy shall be recalculated annually.

          (b) Distributions to Beneficiary.  Notwithstanding any other provision
              ----------------------------
of this Article VIII, any distribution to a Participant's Beneficiary must comply with the following requirements:

              (1) If the Participant dies after distribution of his Account balance has begun, then the remaining portion of such Account balance shall be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.


              (2) If the Participant dies before receiving any portion of his Account balance, then distribution of the Participant's entire Account balance shall be completed by December 31 of the calendar year containing the fifth
(5th) anniversary of the Participant's death unless:

                  (i) The Beneficiary elects to receive payments over his life (or over a period not extending beyond his life expectancy), in which case the first installment must be made by December 31 of the calendar year immediately following the calendar year in which the Participant died; or

                  (ii) In the case of a Beneficiary who is a Surviving Spouse, the Surviving Spouse elects to receive installment payments as set forth in subsection (b)(2)(i) of this

Section, in which case the first installment may be deferred until the later of:
December 31 of the calendar year immediately following the calendar year in which the Participant died, or December 31 of the calendar year in which the Participant would have attained age 70-1/2.

     Such an election shall be made by the earlier of: the date the distribution is required to be made under subsection (b)(2) of this Section, or December 31 of the calendar year which contains the fifth (5th) anniversary of the Participant's death. If the Participant has no Beneficiary, or if the Beneficiary does not elect a method of distribution, distribution of the entire Account balance shall be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

     If the Surviving Spouse dies after the Participant, but before payments to such Surviving Spouse begin, then the provisions of subsection (b)(2) of this Section, with the exception of subsection (b)(2)(ii) of this Section, shall be applied as if the Spouse were the Participant.

          (c)  Commencement of Distribution.  Distribution of a Participant's
               ----------------------------
Account balance shall be made or commence no later than 60 days after the close of the Plan Year in which occurs the latest of:

               (1) The date on which the Participant attains age 62;

               (2) The tenth anniversary of the year in which the Participant commenced participation in the Plan; or

               (3) The date on which the Participant terminates employment with the Company.

Notwithstanding the preceding sentence, no payment will be made under the Plan until the Participant files a written claim for such payment, unless otherwise required by the Plan.

      8.9   Form of Payment. Distribution may be in cash or employer securities,
            ---------------
except that any distribution of employer securities shall be limited to the amount of such securities credited to the Participant's account under the Host Marriott Corporation Stock Fund.

      8.10  Mandatory Cash-Out of Small Accounts.  Notwithstanding any other
            ------------------------------------
provision of this Article VIII, if the total vested value of the Participant's Account does not (and did not, at the time of commencement of the distribution) exceed Five Thousand Dollars ($5,000), the Plan Administrator shall direct the Trustee to distribute as soon as practicable the full amount thereof to the Participant, his legal representative or Beneficiary to the extent permitted by
Section 411(a)(11) of the Code and Section 203(e) of ERISA.

      8.11  Account Balance.  For purposes of this Article VIII, Account
            ---------------
balance shall include any rollover account balance.

      8.12  Special Rule for Rollovers Out of the Plan.  Notwithstanding any
            ------------------------------------------
provision of the Plan to the contrary that would otherwise limit the election of a Distributee under this Article VIII, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a direct rollover. Any portion of an Eligible Rollover Distribution that is not paid directly to an Eligible Retirement Plan shall be subject to applicable income tax withholding. For purposes of this Section 8.12, a "direct rollover" is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                   ARTICLE IX

                       TERMINATION AND DISTRIBUTION UPON
                      TERMINATION OF EMPLOYMENT OTHER THAN
                      FOR RETIREMENT, DEATH OR DISABILITY
                      -----------------------------------


      9.1 Terminated Participant.  Upon a Participant's or Former Participant's
          ----------------------
termination of employment with the Company for any reason other than retirement, death or Permanent Disability, the Company shall promptly notify the Plan Administrator in writing of such fact and such Participant shall become (a) a Terminated Participant if such Participant has not attained retirement age (as provided in Section 8.1), or (b) a Retired Participant if such Participant has attained retirement age (as provided in Section 8.1). In the event a Terminated Participant has attained retirement age, the provisions of Article VIII shall thereafter apply to such Participant.

      9.2 Distribution of After-tax Savings and Section 401(k) Contributions.
          ------------------------------------------------------------------
The balance of a Terminated Participant's After-tax Savings Account and Section 401(k) Contribution Account (as determined in accordance with Articles IV and V) shall be valued as of the Valuation Date coinciding with or immediately preceding the date distribution is made to the Participant, and shall be subject to distribution in the same manner as provided in Sections 8.5 and 8.10 (and in the same forms as provided in Section 8.9) without discrimination in favor of or against any class.

      9.3 Distribution of Vested Company Contribution Account.  The vested
          ---------------------------------------------------
interest of the Terminated Participant in the Terminated Participant's Company Contribution Account (as determined in accordance with Article VII) shall be valued as of the Valuation Date coinciding with or immediately preceding the date distribution is made to the Participant, and shall be subject to distribution in the same manner as provided in Section 8.5 and 8.10 (and in the same forms as provided in Section 8.9) without discrimination in favor of or against any class. A Terminated Participant may elect to defer distribution of his vested interest until the earliest of the date such Terminated Participant attains age 62, dies, or suffers a Permanent Disability; provided, however, that the Terminated Participant may elect to commence distribution in any of the forms of payment available under Section 8.5 as of any earlier date after the date on which he becomes a Terminated Participant. There will be no pro rata credit of the Company Contribution for the partial Plan Year in valuing a Terminated Participant's Company Contribution Account.

      9.4 Mandatory Cash-Out of Small Accounts.  Notwithstanding any other
          ------------------------------------
provision in this Article IX, if the total value of the Terminated Participant's vested Account does not (and did not, at the time of any prior distribution or withdrawal) exceed Five Thousand Dollars ($5,000), the Plan Administrator shall direct the Trustee to distribute as soon as practicable the full amount thereof to the Terminated Participant or his legal representative or Beneficiary to the extent permitted by Section 411(a)(11) of the Code and Section 203(e) of ERISA, and subject to Section 5.10.

      9.5 Unvested Company Contributions.
          ------------------------------

          (a) Forfeiture.  Any portion of a Terminated Participant's Company
              ----------
Contribution Account, which has not vested at the time the Participant's employment is terminated will be forfeited upon the Participant's incurring a one year Period of Severance.

          (b) Restoration of Forfeiture.  Subject to the requirements of
              -------------------------
subsection (c) of this Section, a Terminated Participant (described in subsection (a) of this Section) who resumes status as an Employee of the Company before incurring five (5) consecutive Periods of Severance and who is readmitted to the Plan in accordance with Section 2.2 shall have his forfeited amounts restored and added to his new Company Contribution Account (where it will vest in accordance with Article VII).

          (c) Distribution Prior to Reemployment.  A Terminated Participant
              ----------------------------------
described in subsection (b) of this Section who previously received a distribution will have his forfeitures restored only if he repays, at any time prior to the end of five (5) consecutive Periods of Severance commencing on the date such distribution is made:

          (1) The entire amount of distribution, if any, previously received from the Terminated Participant's After-tax Savings Account under Section 9.2;

          (2) The entire amount of distribution, if any, previously received from the Terminated Participant's Section 401(k) Contribution Account under
Section 9.2; and

          (3) The entire amount of distribution, if any, previously received from the Terminated Participant's Vested Company Contribution Account under
Section 9.3.

Any repayment made by a Participant pursuant to this subsection (c) shall be made by means of a single lump sum cash payment.

      9.6 Account Balance.  For purposes of this Article IX, Account balance
          ---------------
shall include any rollover account balance.

      9.7 Special Rule for Rollovers Out of the Plan.  The special rule provided
          ------------------------------------------
in Section 8.12 shall apply to distributions under this Article IX.

                                   ARTICLE X

                    DISTRIBUTION DURING CONTINUED EMPLOYMENT
                    ----------------------------------------


      10.1     Withdrawal of After-tax Savings.
               -------------------------------

          (a) Withdrawal of Additional After-tax Savings.  A Participant or
              ------------------------------------------
Former Participant may withdraw his Additional After-tax Savings at any time and continue to participate in the Plan after such withdrawal.

          (b) Withdrawal of Basic After-tax Savings.  A Participant or Former
              -------------------------------------
Participant may withdraw his Basic After-tax Savings at any time. However, upon withdrawing such Basic After-tax Savings, the Participant shall cease to participate in the Plan and shall in all respects become a Former Participant, except as otherwise provided in Section 10.5 and subject to the provisions of
Section 2.4.

          (c) Valuation of After-tax Savings Account.  The After-tax Savings
              --------------------------------------
Account of the Participant or Former Participant shall be valued as of the Valuation Date coinciding with or immediately preceding the date distribution is made to the Participant or Former Participant.

          (d) Form of Payment.  Withdrawals of After-tax Savings under this
              ---------------
Section 10.1 (including the withdrawal of any earnings thereon) shall be distributed in whole or in part as a single lump sum payment and may be in cash or employer securities, except that any withdrawal of employer securities shall be limited to the amount of such securities credited to the Participant's or Former Participant's account under the Host Marriott Corporation Stock Fund.

          (e) Taxation of Withdrawal.  After-Tax Savings (including earnings)
              ----------------------
shall be treated as a "separate contracts" from all other contributions for purposes of determining the tax consequences of withdrawals.

      10.2     Withdrawal of Section 401(k) Contribution.  Distribution of a
               -----------------------------------------
Participant's or Former Participant's Section 401(k) Contribution Account (and the earnings thereon) is subject to Section 5.10 and the limitations of Section 401(k) of the Code.

      10.3     Withdrawal of Vested Company Contribution Account.  A Participant
               -------------------------------------------------
or Former Participant may not withdraw his vested Company contributions (or any earnings thereon) prior to his Separation Date, except as provided in Section 10.5.

      10.4     Readmission of Former Participant to Plan.  A Former Participant
               -----------------------------------------
who terminates participation in the Plan during continued employment shall be entitled to readmission thereto as provided in Section 2.4.

      10.5     Distributions Upon Attainment of Age 59-1/2.  Upon attainment of
               -------------------------------------------
age 59-1/2, a Participant or Former Participant may elect to withdraw the entire balance of his After-tax Savings Account, Section 401(k) Contribution Account and vested Company Contribution Account and continue participation in the Plan. Application for withdrawal under this
Section 10.5 by Participants or Former Participants shall be made in writing and shall be made in accordance with the distribution requirements set forth in
Article VIII.

      10.6     Account Balance.  For purposes of this Article X, Account balance
               ---------------
shall include any rollover account balance.

      10.7     Hardship Withdrawals.
               --------------------

          (a) Terms of Hardship Withdrawals.  Any Participant who sustains a
              -----------------------------
Hardship may submit a request to the Plan Administrator for a distribution from the Plan as may be necessary to meet such Hardship. The Plan Administrator shall have the power in its sole discretion to approve or disapprove (in whole or in part) any such request, based on the standards set forth in this Section
10.7. Any distribution to a Participant pursuant to this Section 10.7 shall not exceed the amount required to meet the Hardship, and distribution shall be made only if participant represents in writing that such amount is not reasonably available from other resources of the Participant as described in Treas. Reg.
Section 1.401(k)-1(d)(2)(ii)(B). Such distributions shall be limited to the sum of (1) amounts in the Participant's Section 401(k) Contribution Account attributable to amounts transferred from the Prior Plan that had accrued on or before December 31, 1988 (along with earnings attributable thereto), plus (2) amounts in the Participant's Section 401(k) Contribution Account accrued under the Prior Plan and this Plan after December 31, 1988 (exclusive of any earnings), plus (3) amounts in the Participant's Rollover Account.

          (b) Restrictions.  Participants receiving Hardship distribution under
              ------------
this Section 10.7 shall be subject to the following restrictions:

          (1) The Participant's limit under Section 402(g) of the Code on
Section 401(k) Contributions for the Fiscal Year immediately following the Fiscal Year in which a distribution is made to the Participant shall be reduced by the amount of Section 401(k) Contributions for the Fiscal Year in which such distribution was made; and

          (2) The Participant shall be prohibited for twelve (12) months from the date of a distribution under this Section 10.7 from electing any Section 401(k) Contributions under Article V or making contributions of Basic or Additional After-tax Savings under Article IV of this Plan. The Participant shall likewise be prohibited for the same twelve (12) month period from making employee contributions under any deferred compensation plan of the Company, in accordance with written guidelines set forth by the Committee.


          (c) Committee Guidelines and Determination.  The Committee shall set
              --------------------------------------
forth written guidelines for the Administrator to make its determination under this Section 10.7 in accordance with the above standards (and the definition of Hardship) in a uniform and nondiscriminatory manner. The Committee shall make its determination under this Section 10.7 in accordance with the above standards (and the definition of Hardship) and in a uniform and nondiscriminatory manner.

      10.8     Special Rule for Rollovers Out of the Plan.  Unless otherwise
               ------------------------------------------
provided by a provision of the Code, the rule provided in Section 8.12 shall apply to distributions under this Article X.

                                   ARTICLE XI

                              LOANS TO PARTICIPANTS
                              ---------------------


      11.1     General Provisions.  The Committee shall direct the Trustees to
               ------------------
make a loan to Participants who are "parties in interest" (as defined in Section 3(14) of ERISA) (and to beneficiaries of such Participants as designated in written rules set forth by the Committee) as provided in this Section 11.1.
Such loan shall be in an amount that does not exceed the amount set forth in
Section 11.2. Loans shall be made on written application to the Plan Administrator and on such terms and conditions as set forth in this Article XI, and in accordance with the rules and procedures established by the Committee in a written resolution. All such rules and procedures shall be uniform and nondiscriminatory and shall relate to such matters as:

          (a)  Procedures for applying for loans;

          (b)  The basis on which loans will be approved or denied;

          (c)  Limitations on the types of loans offered;

          (d)  The procedure for determining a reasonable rate of interest;

          (e)  The types of collateral which may secure a loan;

          (f)  The events constituting default;

          (g)  Minimum loan amounts;

          (h)  Frequency of loans; and

          (I)  Any other appropriate matters consistent with this Article XI.

      11.2     Maximum Loan Amount.  A loan to a Participant (when added to the
               -------------------
outstanding balance of all other loans made to the Participant under this Plan) shall not be in an amount that exceeds the Allocable Portion of the total balance in the Participant's After-tax Savings Account and Section 401(k) Contribution Account (valued as of the Valuation Date coinciding with or immediately preceding the date of such loan). The Allocable Portion shall be adjusted accordingly in the event the maximum permissible loan amount under
Section 72(p) of the Code (or any successor provision) is decreased.

      11.3     Minimum Loan Amount.  The minimum loan amount for each loan shall
               -------------------
be One Thousand Dollars ($1,000).

      11.4     Repayment Period.  The term of a loan made under this Article XI
               ----------------
shall be fixed by the Committee, but in no event shall such term exceed (a) one hundred twenty (120) months in the case of a loan for the purchase of a principal residence, or (b) sixty (60) months in the case of a loan for any other purpose.

      11.5     Terms and Conditions.  Loans made to Participants shall be made
               --------------------
in accordance with the following terms and conditions:

          (a) The loans shall be secured by the Participant's interest in the Plan, plus by the Participant's promissory note for the amount of the loan (including interest) payable to the order of the Trustees. The Plan Administrator may also require such other collateral which in a normal commercial setting would be considered adequate for the full protection of the Trust Fund.

          (b) The interest rate for the loan shall be the Federal prime rate as of the last day of the quarter immediately preceding or ending on the date the loan is made.

          (c) Payment of principal and interest shall be made through appropriate payroll deductions from the Compensation otherwise payable to the Participant while the Participant is an Employee. Such payroll deductions shall continue until the full outstanding balance of any loans is repaid, regardless of whether the borrower remains a Participant in the Plan. Payment of principal and interest by an individual who is no longer an Employee shall be made through such other means (not less frequently than quarterly) as the Committee deems appropriate.

          (d) The loan shall be made to the Participant from his Account and shall be treated as an investment of assets of such Account. All interest and all losses attributable to loans shall be charged to the borrowing Participant's Account, and all loan payments shall be credited to the Participant's Account.

          (e) The loan shall not be used as a means of distributing benefits before they otherwise become due.

          (f) Any loan made under the Plan shall be subject to such other terms and conditions as the Committee shall determine are necessary or appropriate, including the condition that the Participant pay (through payroll withholding) the reasonable expenses determined by the Committee incurred by the Plan to make and service the loan.

          (g) Effective on and after December 12, 1994, loan repayments will be suspended during a period of Qualified Military Service as defined in Section 414(u) of the Code.

      11.6     Nondiscrimination.  In making loans under this Article XI, the
               -----------------
Committee shall not discriminate in favor of or against any Participant or group of Participant. Accordingly, loans shall be available to all Participants on a reasonably equivalent basis and shall not be made to Highly-Compensated Employees of the Company in an amount greater than the amount made available to other Participants.

      11.7     Decision of the Plan Administrator.  The Plan Administrator's
               ----------------------------------
decision to grant or deny a loan under this Article XI shall be final.

      11.8     Offset of Account Balance.  Notwithstanding anything to the
               -------------------------
contrary contained elsewhere in the Plan, in determining the amount of any distribution made in accordance with Article VIII or Article IX, the amount of any security interest held by the Plan by reason of any loan made against the Participant's Account under this Article XI, including accrued interest, shall be collected by the Plan Administrator from any amounts standing to the credit of the Participant in the Plan in satisfaction of the loan before making any payments to the Participant or to the Participant's Beneficiary.

      11.9     Default.  In the event a Participant defaults on the repayment of
               -------
a loan (under uniform and nondiscriminatory written standards adopted by the Committee as to what constitutes default), the Trustees may treat the loan as a distribution and pay the principal and interest owing under the loan from the Participant's After-tax Savings Account in the following order of priority:

          (a) Current year After-tax Savings;

          (b) Prior years' After-tax Savings;

          (c) Earnings on prior years' After-tax Savings; and

          (d) Earnings on current year After-tax Savings.

     In the event the Participant's After-tax Savings Account is insufficient to repay the full amount of principal and interest owing, the Plan Administrator, in its sole discretion, may treat the unpaid balance as a distribution from the vested portion of the Participant's Company Contribution Account.

     In the event the Participant's After-tax Savings Account and the vested portion of the Participant's Company Contribution Account are insufficient to repay the full amount of principal and interest owing, a determination shall be made whether the Participant qualifies for a Hardship withdrawal under the provisions of Section 10.7, and, if so, a distribution shall be made in accordance therewith. If the Participant fails to qualify for a Hardship distribution, the Plan Administrator shall take such other collection action as it deems fit, in accordance with written standards adopted by the Committee; provided, however, that the Plan Administrator shall defer making any distribution from the Participant's Section 401(k) Contribution Account to repay any unpaid loan balance until such time as the Participant has incurred a Separation Date or has attained age 59 1/2, or until an event described in
Section 401(k)(10) of the Code has occurred.

                                  ARTICLE XII

                                  BENEFICIARIES
                                  -------------


      12.1     Designation of Beneficiary.  Each Participant or Alternate Payee
               --------------------------
may designate, on the forms provided by the Plan Administrator, one or more Beneficiaries and contingent Beneficiaries to receive the Plan benefits in the event of the Participant's or Alternate Payee's death. Notwithstanding the preceding sentence, if the Participant is married at the time of his death and has not elected a Qualified Joint and Survivor Annuity, his Account balance shall be payable in full to his Surviving Spouse, unless he has designated a different beneficiary with the consent of his Spouse, if any, in accordance with Sections 1.65 and 8.6(c).

      12.2     Manner of Designation.  Such designation may be delivered, on
               ---------------------
forms provided by the Plan Administrator, at the time such Participant commences participation in the Plan, or thereafter. A beneficiary designation completed by an Alternate Payee may be delivered at the time the Administrator notifies the Alternate Payee that he is entitled to Plan benefits under a Qualified Domestic Relations Order, or thereafter. A Participant or Alternate Payee may designate different Beneficiaries at any time by delivering a new written designation to the Plan Administrator. Any such designation shall become effective only upon its receipt by the Plan Administrator. The last effective designation received by the Plan Administrator shall supersede all prior designations. A designation of a Beneficiary shall be effective only if the designated Beneficiary survives the Participant or Alternate Payee. All designations must be signed by either the Participant or Alternate Payee, as appropriate.

      12.3     Absence of Valid Designation of Beneficiary.  Except as provided
               -------------------------------------------
in section 8.7, if a Participant or Alternate Payee fails to designate a Beneficiary, if no designated Beneficiary survives the Participant or Alternate Payee, or if such designation is for any reason illegal or ineffective, distribution of benefits otherwise payable under this Plan shall be made to the Participant's or Alternate Payee's estate.

      12.4     Beneficiary Bound by Plan Provisions.  Whenever the rights of a
               ------------------------------------
Participant or Alternate Payee are stated or limited in the Plan, the Participant's or Alternate Payee's Beneficiaries shall be bound thereby.

                                  ARTICLE XIII

                       QUALIFIED DOMESTIC RELATIONS ORDERS
                       -----------------------------------


      13.1     Governing Provisions.  Notwithstanding any other provisions of
               --------------------
this Plan, a Participant's Account may be assigned in whole or in part pursuant to the provisions of a Qualified Domestic Relations Order (hereinafter "QDRO"). In such case, the following rules shall apply:

          (a) A separate Account shall be established for any Alternate Payee who has been awarded Plan assets, unless a QDRO obligates the Plan to distribute, as soon as administratively practicable, all or part of a Participant's Account to the Alternate Payee. In such cases, a pro rata portion of the amount payable to the Alternate Payee shall be withdrawn from each Fund in which the Participant, pursuant to Section 14.1, has invested. This pro rata withdrawal from each Fund shall be calculated according to the percentage of the Participant's total Account which the Participant has placed in each Fund.
Thus, for example, if a Participant with an Account of $200,000 has invested fifty percent (50%) in the Balanced Fund and fifty percent (50%) in the Bond Fund, and a QDRO awards $100,000 to an Alternate Payee, fifty percent (50%) of the Alternate Payee's award shall be deducted from the Bond Fund and fifty percent (50%) from the Balanced Fund.

          (b) All such payments pursuant to a QDRO shall be subject to reasonable rules and regulations promulgated by the Committee respecting the time of payment pursuant to such order and the valuation of the Participant's Account from which payment is made, provided that all such payments are made in accordance with such order and Section 414(p) of the Code.

          (c) The balance of a Participant's Account subject to any QDRO shall be reduced by the amount of any payment made pursuant to such order.

An Alternate Payee for whom a separate Account is established pursuant to this
Article XIII shall be entitled to file an election with regard to investment of that Account in the manner specified by Article XIV and subject to the terms of the QDRO. All such elections shall be subject to the same terms and conditions as Article XIV imposes upon Participant elections, and all such elections shall be carried out by the Administrator in accordance with Article XIV.

Upon the death of an Alternate Payee, the Alternate Payee's Beneficiaries shall be entitled to payment of benefits in an amount and in the manner provided by the Plan.

                                  ARTICLE XIV

                       PARTICIPANT'S DIRECTED INVESTMENTS
                       ----------------------------------


      14.1     Election by Participants.  Subject to the terms and conditions of
               ------------------------
this Article XIV, each Participant shall have the right to direct that his (a) Account balance, (b) share of future allocations of Company contributions, (c) share of future forfeitures, and (d) future After-tax Savings and Section 401(k) Contributions, be invested, in specified multiples of one percent (1%), in any of the Funds maintained under the Plan, provided the Participant elects to do so. The Plan Administrator shall carry out the election in accordance with the provisions of this Article XIV. For the purposes of making elections under this
Article XIV, the term "Participant" shall include a Beneficiary, and an Alternate Payee for whom a separate account has been established in accordance with Article XIII.

      14.2     Election Rules.
               --------------

          (a) Election to be in Writing.  A Participant's election to direct
              -------------------------
investments shall be in writing, on a form furnished by the Plan Administrator, or shall be made under such other procedures as specified by the Plan Administrator. The election shall state the percentage to be transferred to or from a Fund.

          (b) Effective Date of Election.  An election shall become effective
              --------------------------
upon the next subsequent Transfer Date (as described in Section 14.3) occurring within a reasonable time (as determined under procedures specified by the Plan Administrator) after the receipt of the Participant's valid election by the Plan Administrator, unless such election is revoked before such Transfer Date.

          (c) Revocation of Election.  A Participant may revoke an election, in
              ----------------------
whole or in part, any time prior to the Transfer Date. Thereafter, a revocation shall become effective as of the next ensuing Transfer Date occurring within a reasonable time (as determined under procedures specified by the Plan Administrator) after the Plan Administrator's receipt of such revocation.

          (d) Change in Election.  Each Participant may elect to change the
              ------------------
Funds (and/or the percentage to be allocated thereto) in which his (1) Account balance, (2) share of future allocations of Company contributions, (3) share of future forfeitures, and (4) future After-tax Savings and Section 401(k) Contributions, are to be invested. Upon the receipt by the Plan Administrator of a Participant's request for a change in writing or in some other form authorized by the Plan Administrator, the election shall be effective as provided in paragraph (b) of this Section.


          (e) Default Election.  In the event that a Participant does not make
              ----------------
an initial election to direct investments, his (1) Account balance, (2) share of future allocations of Company contributions (3) share of future forfeitures, and
(4) future After-tax Savings and Section 401(k)

Contributions, shall be invested in the Fund(s) determined in the sole discretion of the Committee until an election is made pursuant to this Article.

      14.3     Transfer Date.  The Committee on behalf of the Named Fiduciary
               -------------
shall establish one or more Transfer Dates in each Fiscal Year; provided, however, that such Transfer Dates shall occur no less frequently than quarter-annually.

      14.4     Confirmation.  The Plan Administrator shall provide written
               ------------
confirmation to a Participant within a reasonable time after an election or change of election is made by such Participant.

      14.5     Subdivision of Accounts.
               -----------------------

               (a) Establishment of Subaccounts.  The Account of a Participant
                   ----------------------------
who has made an election pursuant to this Article shall be subdivided as of the Transfer Date into a Subaccount corresponding to each of the Funds maintained under the Plan into which the Participant has made an election to have his Account invested. Such Participant's Fund Subaccounts shall each have a balance as of the Transfer Date giving effect to the percentages indicated by the Participant's election. If a Participant has not made an election as to any Fund, such Participant's Account shall be placed into the Fund(s) determined under Section 14.2(e) and the Participant's Fund Subaccount(s) shall have an aggregate value equal to the Participant's entire Account balance.

               (b) Allocation of After-tax Savings, Section 401(k)
               ---------------------------------------------------
Contributions, Company Contributions and Forfeitures Among Subaccounts.  The
----------------------------------------------------------------------
following amounts shall be further allocated among such Participant's Fund Subaccounts in the appropriate percentages in accordance with the Participant's election: (1) that portion of any Company contribution which is allocated pursuant to Section 6.4 to the Company Contribution Account of a Participant who has made an election; (2) the Participant's After-tax Savings; (3) the Participant's Section 401(k) Contributions; and (4) forfeitures allocated under
Section 6.9 to the Company Contribution Account of a Participant.

      14.6     Investment Funds.
               ----------------

               (a) Committee's Responsibility for Funds.  The Committee shall be
                   ------------------------------------
responsible for designating Funds in the Trust Fund into which Participants may elect to invest their Accounts as provided in this Article. The Plan Administrator shall provide sufficient information to Participants concerning the Funds to permit them to make informed investment decisions, or, if appropriate, provide Participants with directions as to how such information may be obtained.



              (b) Investment Policy of Funds.  The Committee shall determine the
                  --------------------------
Funds to be made available under the Plan; provided however, that at all times that in addition to the Host Marriott Corporation Stock Fund, three (3) or more Funds shall be maintained which (1) shall not invest in Qualifying Employer Securities or Qualifying Employer Real Property; (2) shall be designed to enable Participants, by choosing among them, to minimize the risk of large losses in their Accounts; (3) shall be designed to enable Participants, by combining them, to achieve general risk and return characteristics in their Accounts as desired by Participants; and (4) shall be designed to permit Participants to generally minimize the risk to their Accounts at any level of expected return.

     The Named Fiduciary, acting by and through the Committee, shall establish an investment policy and method consistent with the objectives of the Plan and the requirements of Title I of ERISA. Such objectives shall include, those set forth in Article XIV with respect to the Funds. The Committee acting on behalf of the Named Fiduciary shall at least annually review such investment policy and method. In establishing and reviewing such investment policy and method, the Named Fiduciary shall endeavor to determine the Plan's short-term and long-term objectives and financial needs, taking into account the need for liquidity to pay benefits and the need for investment growth. All actions of the Committee acting on behalf of the Named Fiduciary taken pursuant to this subsection (b) and the reasons therefor shall be recorded and shall be communicated to the Trustees and to the Board of Directors.

          (c) Funds.  The Committee shall make available to the Participants the
              -----
following Funds or such other Funds as the Committee shall determine from time to time:

              (1) Stable Value Fund.  The assets of the Stable Value Fund shall
                  -----------------
be invested in a manner that emphasizes a high level of stability and preservation of principal over capital appreciation or income.

              (2) Spectrum Income Fund.  The assets of the Spectrum Income
                  --------------------
Fund are invested in a number of other T. Rowe Price mutual funds which invest principally in fixed income securities. The fund seeks a high level of current income consistent with moderate price fluctuation.

              (3) Balanced Fund.  The assets of the Balanced Fund shall be
                  -------------
invested in a manner that emphasizes long-term growth of capital as well as providing income, with a moderate level of risk.

              (4) Blue Chip Growth Fund.  The assets of the Blue Chip Growth
                  ---------------------
Fund shall be invested in a manner that emphasizes long-term growth of capital.

              (5) Host Marriott Corporation Common Stock.  Host Marriott
                  --------------------------------------
Corporation common stock which constitutes Qualifying Employer Securities.

              (6) International Stock Fund.  The assets of the International
              ------------------------
Stock Fund shall be invested in a manner that emphasizes long-term capital growth, principally through investment in a portfolio of diversified common stocks of established non-U.S. companies.

              (7) New Horizons Fund.  The assets of the Aggressive Growth Fund
                  -----------------
shall be invested in a manner that emphasizes high growth by investing in stocks of small, rapidly growing companies.

     14.7 Voting Rights.
          -------------

          (a) Generally, all shares (including fractional shares) held in a Participant's Host Marriott Corporation Stock Fund Subaccount shall be voted in accordance with the written direction of the Participant.

              (1) The Committee shall notify the Participants in writing of each occasion for the exercise of voting rights as soon as practicable, and generally not less than thirty (30) days, before such rights are to be exercised. Such notification shall include all the information that the Corporation distributes to shareholders regarding the exercise of such rights.

              (2) Each Participant shall be entitled to direct the exercise of rights other than voting rights (such as, for example, a conversion privilege) with respect to all shares held in the Participant's Host Marriott Corporation Stock Fund Subaccount in the same manner as prescribed in this Section 14.7, to the extent required by the provisions of the Plan and applicable laws.

              (3) Notwithstanding the above, in the event of a tender offer for Host Marriott Corporation common stock with time limits that do not permit voting rights with respect to the offer to be passed through to Participants, the Committee shall instruct the Trustee regarding the exercise of rights with respect to the tender offer.

          (b) The Trustee shall exercise voting rights with respect to all investments other than Qualifying Employer Securities held in the Host Marriott Corporation Stock Fund.

     14.8 Allocation of Income of Funds.  The net income of each Fund shall
          -----------------------------
be allocated among the Fund Subaccounts as provided in Section 6.8.

     14.9 Investment Authority of Former Employees.  Any Participant who
          ----------------------------------------
ceases to be an Employee shall continue to have the authority to direct the investment of his Account in accordance with the provisions of this Article.

     14.10 Investment for the Benefit of Incompetents.  If the Plan
           ------------------------------------------
Administrator receives notice that any person entitled to direct investments hereunder has been determined to be legally incompetent, his Account shall be placed in a Fund(s) determined under Section 14.2(e) until such time as the person's legal representative files an election in the manner specified in this Article.

     14.11 Rules of Committee.  The Committee may establish such rules as it
           ------------------
deems necessary to carry out the provisions of this Article and to comply with the requirements of ERISA.

                                   ARTICLE XV

                                PLAN FIDUCIARIES
                               -----------------


     15.1 Plan Fiduciaries.
          ----------------

          (a) Named Fiduciary.  The Committee is hereby named as the fiduciary
              ---------------
of the Plan to have authority to control and manage the operation and administration of the Plan. As such, the Committee may hereinafter be referred to as the "Named Fiduciary". The Named Fiduciary shall have all of the legal liabilities and obligations set forth in ERISA with respect to employee benefit plan fiduciaries.

          (b) Profit Sharing Committee.  The function of the Committee shall be
              ------------------------
to advise and assist the Plan Administrator in the day-to-day discharge of its duties hereunder. The Committee shall consist of not more than ten (10) persons appointed by the Board of Directors. The Plan Administrator shall attend all meetings of the Committee and shall act as the secretary of the Committee ex officio to record minutes of all action taken at any such meeting. Each member of the Committee shall sit at the pleasure of the Board of Directors and may be removed at any time with or without cause.

          (c) Trustees.  The Named Fiduciary shall appoint one or more trustees
              --------
("Trustees") under the terms of the Trust Agreement.

     15.2 Fiduciary Duty.  Subject to Section 403(c) of ERISA, the Named
          --------------
Fiduciary and each other Fiduciary shall discharge its duties with respect to the Plan solely in the interest of the Participants and their Beneficiaries and:

          (a) For the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan;

          (b) With the care, skill, prudence, and diligence under the circumstances then prevailing, that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

          (c) By diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

          (d) In accordance with the provisions of this Plan insofar as they are consistent with the provisions of ERISA.



The diversification requirement of subsection (c) of this Section and the prudence requirement (only to the extent that it requires diversification) of subsection (b) of this Section shall not be violated by acquisition or holding of Qualifying Employer Real Property or by acquisition or holding of Qualifying Employer Securities.

     15.3 Agents and Advisors.
          -------------------

          (a) Employment of Agents.  The Named Fiduciary and the Committee shall
              --------------------
have the power to employ suitable agents and advisors for themselves including but not limited to auditors, accountants, investment advisors and custodians and legal and other counsel, and to pay reasonable compensation for their services. Such agents may be persons acting in a similar capacity for the Company, or may be employees of the Company. The opinion of any such agent shall be complete authority and protection for any action taken or omitted by the Named Fiduciary and the Committee acting in good faith and in accordance with such opinion.

          (b) Delegation to Agents and Plan Administrator.  The Named Fiduciary
              -------------------------------------------
acting by and through the Committee may employ agents and delegate to them ministerial duties. The Named Fiduciary may also designate persons, including a Plan Administrator and the Committee, to carry out both ministerial and fiduciary responsibilities; provided, however, that the Trustees' responsibility to manage or control the assets of the Plan may not be so delegated except to an investment manager or managers pursuant to subsection (c) of this Section.

          (c) Appointment of Investment Manager.  The Named Fiduciary shall have
              ---------------------------------
the power as provided in the Trust Agreement to appoint an investment manager or managers with the power to manage, acquire or dispose of any assets of the Plan so long as each such investment manager (1)(i) is registered as an investment advisor under the Investment Advisors Act of 1940; (ii) is a bank, as defined in that Act; or (iii) is an insurance company qualified to manage, acquire, or dispose of assets of employee pension benefit plans under the laws of more than one State; and (2) has acknowledged in writing to the Named Fiduciary that he or she or it is a fiduciary with respect to the Plan.

     15.4 Administrative Action.
          ---------------------

          (a) Action by Majority.  The action of a majority of the Board of
              ------------------
Directors or the Committee at the time acting hereunder, and any instrument executed by a majority of such Directors or Committee members shall be considered the action or instrument of the Board of Directors or the Committee as the case may be. Action may be taken by the Board of Directors or the Committee at a meeting or in writing without a meeting.

          (b) Right to Vote.  No Director or Committee member or Plan
              -------------
Administrator shall have the right to vote or decide upon any matter relating solely to himself or solely to any of his rights or benefits under the Plan.

          (c) Authority to Execute Documents.  The Named Fiduciary or the
              ------------------------------
Committee may authorize in writing any one or more of their number to execute any document or documents on their behalf, and anyone dealing with the Named Fiduciary, Committee or Trustees may accept and rely upon any document executed by such member or members as representing action by the Named Fiduciary, Committee or Trustees, as the case may be.

     15.5 Liabilities and Indemnifications.
          --------------------------------

          (a) Liability of Fiduciaries.  The Named Fiduciary and their
              ------------------------
assistants and representatives including members of the Committee and the Plan Administrator (other than any Investment Manager) shall be free from all liability for their acts and conduct in the administration of the Plan except for acts of willful misconduct; provided, however, that the foregoing shall not relieve any of them from any responsibility or liability for any responsibility, obligation or duty that they may have pursuant to ERISA.

          (b) Indemnity by Company.  In the event, and to the extent not insured
              --------------------
against by any insurance company pursuant to provisions of any applicable insurance policy, the Company shall indemnify and hold harmless the Named Fiduciary and their assistants and representatives including members of the Committee and the Plan Administrator from any and all claims, demands, suits or proceedings in connection with the Plan that may be brought by the Company's (or Affiliated Company's) employees, Participants or their Beneficiaries or legal representatives, or by any other person, corporation, entity, government or agency thereof; provided, however, that such indemnification shall not apply to any such person for such person's acts of willful misconduct in connection with the Plan.

     15.6 Plan Expenses and Taxes.
          -----------------------

          (a) Plan Expenses.  The administrative expenses (and the Investment
              -------------
Expenses) incurred by the Named Fiduciary, the Committee and Trustees in the performance of their duties, including recordkeeping fees and fees for legal services rendered to the Named Fiduciary and Trustees, such compensation to the Named Fiduciary and Trustees as may be agreed upon in writing from time to time between themselves and the Board of Directors, and all other proper charges and disbursements of the Named Fiduciary, the Committee and Trustees, shall be paid by the Trust Fund to the extent not paid from forfeitures as provided in Section
6.9 or by the Company.

          (b) Taxes.  All taxes of any and all kinds whatsoever that may be
              -----
levied or assessed under existing or future laws upon or with respect to the Trust Fund or the income thereof shall be paid from the Trust Fund, subject to the making of appropriate charges.

     15.7 Records and Financial Reporting.
          -------------------------------

          (a) Book of Account.  The Named Fiduciary acting by and through the
              ---------------
Committee and the Trustees shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions hereunder. Within ninety (90) days following the close of each Fiscal Year and at the request of the Company ninety (90) days after the removal or resignation of any Trustee as provided in Section 15.1(c), the Trustees shall file with the Company a written account setting forth all investments, receipts, disbursements, allocations and other transactions effected by the Trustees during such Fiscal Year or during the period from the close of the last Fiscal Year to the date of such removal or resignation.

          (b) Financial Reporting Under ERISA.  The Named Fiduciary shall if
              -------------------------------
required by ERISA cause the Plan to engage, on behalf of the Participants, an independent qualified public accountant, who shall conduct such examinations and give such opinions as are required in connection with the Plan's reporting and filing requirements under ERISA. The Named Fiduciary shall make available or cause to be made available to each Participant and each beneficiary who is receiving benefits under this Plan, such information, financial and otherwise, and in such manner and at such times as is required under ERISA.

     15.8 Compliance with ERISA and Code.  The Named Fiduciary shall cause
          ------------------------------
the Plan to comply with all filing requirements as provided in ERISA and in the Code and all regulations promulgated thereunder. All authority granted to the Named Fiduciary, the Committee and the Trustees hereunder is subject to their compliance with Sections 15.2, 15.9 and 15.10 and with ERISA.

     15.9 Prohibited Transactions.  A Fiduciary shall not engage in any
          -----------------------
prohibited transaction within the meaning of Sections 406 and 407 of ERISA, or
Section 4975(c) of the Code, unless such transaction is exempt under Section 408 or Section 414(c) of ERISA or Section 4975(d) of the Code, or acquire or hold any Company securities or real property except to the extent permitted under
Section 407 of ERISA.

     15.10 Foreign Assets.  No Fiduciary may maintain the indicia of ownership
           --------------
of any assets of the Plan outside the jurisdiction of the district courts of the United States, except as may be authorized by the Secretary of Labor by regulation.

     15.11 Exclusive Benefit of Trust Fund.  The assets of the Trust Fund
           -------------------------------
shall never inure to the benefit of the Company and shall be held for the exclusive purposes of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan.

     15.12 Board of Directors Resolution.  Any action by the Company pursuant
           -----------------------------
to any of the provisions hereof shall be evidenced by a resolution of its Board of Directors certified to the Committee or the Trustees over the signature of its secretary or of any assistant secretary. The Committee and the Trustees shall be fully protected in acting in accordance with such certified resolution.

                                  ARTICLE XVI

                               PLAN ADMINISTRATION
                              --------------------


     16.1 Administration of the Plan.
          --------------------------

          (a) Authority to Administer.  On behalf of the Named Fiduciary, the
              -----------------------
Committee shall administer the Plan in accordance with its terms and shall have all powers and discretionary authority necessary to carry out the provisions of the Plan, including but not limited to, the power to: (1) interpret and construe the provisions of the Plan, including making factual determinations; (2) prepare any rules and regulations which may become necessary or desirable in the operation of the Plan, including but not limited to specifying procedures to be followed by eligible Employees in electing to participate in the Plan and in revoking such participation; (3) determine eligibility for benefits and determine the amounts and manner of payment thereof under the provisions of the Plan; (4) keep individual accounts; (5) establish investment policies to be followed by the Trustees; and (6) perform such other duties as may be required for the proper administration of the Plan. The Committee shall have absolute discretion in interpreting the provisions of the Plan and administering the Plan in accordance with such provisions, including by way of illustration and not of limitation, the making of determinations of eligibility to participate and the calculation of benefits accruing or payable under this Plan.

          (b) Delegation of Authority to Plan Administrator.  In accordance with
              ---------------------------------------------
Section 15.3(b), the duties described in subsection (a) of this Section shall be exercised by the Plan Administrator acting on behalf of the Committee, subject to review by the Committee under Section 16.2(c) of a denial of a claim for benefits.

          (c) Finality of Decision.  Any decision of the Named Fiduciary or of
              --------------------
the Committee on its behalf, in matters within its jurisdiction shall be final, binding and conclusive upon the Company and upon all persons who have participated or have any interest or concern, whatsoever, in the Plan.

     16.2 Claims.
          ------

          (a) Claims for Benefits.  Any claim for benefits under the Plan shall
              -------------------
be made in writing to the Plan Administrator. Except as to his own account, no claimant shall have any legal right to inquire as to any payment under the Plan having been made or as to determining the amount of such payment.

          (b) Notice of Claim Denied.  If a claim for benefits is denied, in
              ----------------------
whole or in part, the Plan Administrator shall, within sixty (60) days after receipt of the claim, notify the claimant of the denial of the claim. The notice shall be written in language calculated to be understood by the claimant and shall include the following information:

              (1) The specific reason or reasons for denial of the claim;

              (2) Specific reference to the pertinent Plan provisions upon which the denial is based;

              (3) A description of any additional material or information necessary for the claimant to perfect the claim, along with an explanation of why such material or information is necessary; and

              (4) An explanation of the Plan's claim review procedure with respect to the denial of benefits.

          (c) Request for Review of Denial.  Within sixty (60) days after the
              ----------------------------
receipt by the claimant of a written notice of denial of the claim, or such later time as shall be deemed reasonable taking into account the nature of the benefit subject to the claim and any other attendant circumstances, the claimant may file a written request with the Plan Administrator requesting that the Committee conduct a full and fair review of the denial of the claim for benefits. In connection with the claimant's appeal of the denial of the claim for benefits, the claimant (or his authorized representative) may review permanent documents and may submit issues and comments regarding the claim in writing.

          (d) Decision on Review of Denial.  The Committee shall deliver to the
              ----------------------------
claimant a written decision on the claim within sixty (60) days after the receipt of the aforesaid request for review, except that if there are special circumstances (such as the need to hold a hearing, if necessary) which require an extension of time for processing, the aforesaid sixty (60) day period shall be extended to sixty (60) days. If an extension of time is necessary, written notice shall be furnished to the claimant before the extension period commences. If the claim is denied on review, in whole or in part, the decision shall be written in a manner calculated to be understood by the claimant and shall include the following information: (1) the specific reason or reasons for denial; and (2) specific references to the pertinent Plan provisions on which the decision is based.

                                  ARTICLE XVII

                  PARTICIPATING COMPANY WITHDRAWAL FROM PLAN;
                  ------------------------------------------
                       TERMINATION OR MERGER OF THE PLAN
                       ---------------------------------


     17.1 Voluntary Withdrawal from Plan.
          ------------------------------

          (a) Withdrawal By Participating Company.  Any Participating Company
              -----------------------------------
may at any time withdraw from the Plan upon giving the Named Fiduciary at least thirty (30) days notice in writing of its intention to withdraw, unless the Named Fiduciary shall waive such thirty (30) days notice. The withdrawal of such Participating Company shall be effective on the last day of the Month in which the foregoing thirty (30) day period ends.

          (b) Segregation of Trust Assets Upon Withdrawal.  Upon the withdrawal
              -------------------------------------------
of a Participating Company pursuant to subsection (a) of this Section, the Plan Administrator shall segregate the share of the assets in the Trust Fund, the value of which, determined on the day the withdrawal of such Participating Company shall be effective, shall equal the total credited to the accounts of Participants of the withdrawing Participating Company. The determination of which assets are to be so segregated shall be made by the Committee acting on behalf of the Named Fiduciary in its sole discretion.

          (c) Exclusive Benefit of Participants.  Neither the segregation and
              ---------------------------------
transfer of the Trust assets upon the withdrawal of a Participating Company nor the execution of a new agreement and declaration of trust by such withdrawing Participating Company shall operate to permit any part of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of the Participants.

          (d) Applicability of Withdrawal Provisions.  The withdrawal provisions
              --------------------------------------
contained in this Section 17.1 shall be applicable only if the withdrawing Participating Company continues to cover its Participants and eligible employees in another profit-sharing plan or pension plan and trust qualified under Sections 401 and 501 of the Code. Otherwise, the termination provisions of
Section 17.3 shall apply.

     17.2 Amendment of Plan.  The Board of Directors may amend the Plan
          -----------------
with respect to all Participating Companies or with respect to a particular Participating Company at any time, and from time to time, pursuant to written resolutions adopted by the Board of Directors (and all Employees and persons claiming any interest hereunder shall be bound thereby); provided, however, that no such amendment shall:




          (a) Alter the rights, duties or responsibilities of the Named Fiduciary or Trustees without their written consent;

          (b) Permit any portion of the Trust Fund to inure to the benefit of the Company or permit any portion of the Trust Fund to be held or used other than for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable costs of administering the Plan; or

          (c) Have the effect of decreasing the "accrued benefit" of any Participant as proscribed in Section 411(d)(6) of the Code;

          (d) Have the effect of reducing any then vested percentage of benefits of any Participant as computed in accordance with the vesting schedule under
Article VII of the Plan.

     If the vesting schedule under Article VII of the Plan shall be amended and such an amendment would, at any time, decrease the percentage of vested benefits which any Participant would have been entitled to receive had the vesting schedule not been so amended, then each Participant who is an Employee on the date such amendment is adopted, or the date such amendment is effective, whichever is later, and who has three (3) or more Periods of Service as of the end of the period within which such Participant may make the election provided for herein, shall be permitted, beginning on the date such amendment is adopted, to irrevocably elect to have the Participant's vested interest computed without regard to such amendment. Written notice of such amendment and the availability of such election must be given to each such Participant, and each such Participant shall be granted a period of sixty (60) days after the later of:

              (1) The Participant's receipt of such notice; or

              (2) The effective date of such amendment within which to make such election.

Such election shall be exercised by the Participant by delivering or sending written notice thereof to the Named Fiduciary prior to the expiration of such sixty (60) day period.

     17.3 Voluntary Termination of Plan.
          -----------------------------

          (a) Right to Terminate Plan.  Each Participating Company contemplates
              -----------------------
that the Plan shall be permanent and that it shall be able to make contributions to the Plan. Nevertheless, in recognition of the fact that future conditions and circumstances cannot now be entirely foreseen, each Participating Company reserves the right to terminate (as to such Participating Company) either the Plan (exclusive of the Trust Fund) or both the Plan and the Trust Fund, at any time, by resolution of the board of directors of the Participating Company.



          (b) Merger or Consolidation of Plan and Trust.  Neither the Plan nor
              -----------------------------------------
the Trust Fund may be merged or consolidated with, nor may its assets or liabilities be transferred to, any other plan or trust, unless each Participant would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

          (c) Termination of Plan and Trust Fund.  If the board of directors of
              ----------------------------------
a Participating Company determines to terminate (as to such Participating Company) the Plan and Trust Fund completely, the Plan and Trust Fund shall be terminated insofar as they are applicable to such Participating Company as of the date specified in certified copies of resolutions of such board of directors delivered to the Named Fiduciary, the Committee and the Trustees. Upon such termination of the Plan and Trust Fund, after payment of all expenses and proportional adjustment of accounts of Participants employed by such Participating Company to reflect such expenses, Trust Fund earnings or losses, and allocations of any previously unallocated funds to the date of termination, such Participating Company's Participants shall be entitled to receive the amount then credited to their respective accounts in the Trust Fund. The Named Fiduciary, in its sole discretion, may make payment of such amount in cash, in assets of the Trust Fund, or in the form of immediate or deferred payment term annuity contracts for such Participants.

     17.4 Discontinuance of Contributions.  Whenever a Participating
          -------------------------------
Company determines that it is impossible or inadvisable for it to make further contributions as provided in the Plan, the board of directors of such Participating Company may, without terminating the Trust Fund, adopt an appropriate resolution permanently discontinuing all further contributions by such Participating Company. A certified copy of such resolution shall be delivered to the Named Fiduciary, the Committee and the Trustees. Thereafter, the Named Fiduciary, the Committee and the Trustees shall continue to administer all the provisions of the Plan which are necessary and remain in force, other than the provisions relating to contributions by such Participating Company. However, the Trust Fund shall remain in existence with respect to such Participating Company and all of the provisions of the Plan relating to the Trust Fund shall remain in force.

     17.5 Rights to Benefits Upon Termination of Plan or Complete
          -------------------------------------------------------
Discontinuance of Contributions.  Upon the termination or partial termination of
-------------------------------
the Plan or the complete discontinuance of contributions by a Participating Company, the rights of each of such Participating Company's Participants affected by such termination or partial termination to the amount credited to such Participant's Account at such time shall be nonforfeitable without reference to any formal action on the part of such Participating Company, the Named Fiduciary, the Committee or the Trustees.

                                 ARTICLE XVIII

                     ELECTION TO PARTICIPATE BY SUBSIDIARIES
                    ----------------------------------------


      18.1     Consent Required for Subsidiaries to Join Plan.  The Plan
               ----------------------------------------------
Administrator, upon receiving a written resolution of the board of directors of a Subsidiary electing to become a Participating Company, may approve or disapprove such election acting as the delegate of the Board of Directors. The Board of Directors shall retain the final authority to override such action and approve or disapprove the Subsidiary's request.

                                  ARTICLE XIX

                            MISCELLANEOUS PROVISIONS
                            ------------------------


      19.1     Status of Employment.  The adoption and maintenance of the Plan
               --------------------
shall not be deemed to constitute a contract of employment between the Company and any Employee or Participant, or to be a consideration for, or an inducement or condition of, any employment. Nothing contained herein shall be deemed to give any Employee the right to be retained in the service of the Company or to interfere with the right of the Company to discharge any Employee or Participant at any time.

      19.2     Liability of Company.  Except as may be determined by the Board
               --------------------
of Directors, in its sole discretion from time to time, all benefits payable under this Plan shall be paid or provided solely from the Trust Fund and the Company (other than Host Marriott, L.P. in its role as Named Fiduciary) assumes no liability or responsibility therefor; its obligation which is expressly stated to be non-contractual is limited solely to the making of contributions to the Trust Fund as provided in this Plan.

      19.3     Information.
               -----------

               (a) Supplied by Named Fiduciary, the Committee or Trustees.  A
                   ------------------------------------------------------
certification in writing to the Named Fiduciary, Plan Administrator, the Committee or the Trustees, executed in accordance with the provisions of this Plan, certifying to the existence, occurrence or happening of any event, shall constitute evidence of such existence, occurrence or happening; and the Named Fiduciary, Plan Administrator, the Committee, the Trustees and the Company shall be fully protected in accepting and relying upon such certification and shall incur no liability or responsibility for so doing.

               (b) Supplied by Company.  At the request of the Named Fiduciary,
                   -------------------
the Committee or the Trustees, the Company shall furnish in writing to the Named Fiduciary, the Committee or the Trustees such information as may be necessary or desirable in order that the Named Fiduciary, the Committee or the Trustees may be able to carry out their respective duties hereunder. The Named Fiduciary, the Committee and the Trustees shall be entitled to rely upon such information as being correct.

      19.4     Provisions of Plan to Control.  In event of any conflict between
               -----------------------------
the terms of the Plan as set forth in this instrument and in any description of the Plan which may be furnished to Participants or others, the Plan set forth herein shall control.

      19.5     Payment for Benefit of Incompetent.  The Trustees may make
               ----------------------------------
payment to any incompetent who is entitled to receive payments hereunder by making the same to the legal representative of such incompetent or to his parent or Spouse or may apply them for the incompetent benefit.

      19.6  Account to be Charged Upon Payment.  When any distribution or
            ----------------------------------
other payment is made to or for the benefit or on behalf of any party entitled to receive payments hereunder, the account held for the benefit of such party shall be charged accordingly.

      19.7  Tax Qualification of Plan.  The Plan is intended to qualify as a
            -------------------------
tax exempt profit sharing plan pursuant to the provisions of Section 401, the cash or deferred arrangement provisions of the Plan set forth in Article V and elsewhere are intended to satisfy the requirements of Sections 401(k) and 401(m), and the Trust created hereunder is intended to qualify as a tax exempt trust under the provisions of Section 501(a) of the Code together with any amendments thereto and all provisions of the Plan shall be construed to obtain those results.

      19.8  Deductibility of Company Contributions.  The Contributions made
            --------------------------------------
by the Company under this Plan are intended to be deductible as business expenses, under the provisions of Section 404 of the Code, together with any amendments thereto, and all provisions of the Plan shall be construed accordingly.

      19.9  Restriction on Alienation or Assignment.  Benefits provided under
            ---------------------------------------
the Plan may not be assigned or alienated, except as permitted by Article XIII and the following:

            (a) A loan made by the Plan to a Participant in accordance with
Article XI shall be secured by the Participant's After-tax Savings Account and Company Contribution Account as provided in Article XI.

            (b) If a Participant is indebted to the Company or to the Marriott Employees Federal Credit Union at the time any payments are to be made to such Participant or to the Participant's Beneficiary hereunder and if the Participant, prior to September 2, 1974 has executed in favor of such creditor an irrevocable security assignment of the Participant's account balances in the Plan, the Trustees are authorized to pay to such creditor all or such portion of said payments as may be required to discharge such indebtedness.

            (c) An offset to a Participant's benefit against an amount the Participant is required to pay the Plan with respect to a judgment, order, decree or settlement entered into or against a Participant on or after August 5, 1997 shall be permitted in accordance with Code section 401(a)(13)(C).

     19 .10  Unclaimed Benefits.  In the event that benefit payments owing to a
             ------------------
Participant have not been claimed by the Participant within three (3) years of the date on which such benefits first became payable, the Plan Administrator shall, at the end of the Fiscal Year during which such three (3) year anniversary occurs reallocate such benefits to the remaining Participants in the manner provided in Section 6.10(a). If subsequent to such reallocation, the Participant entitled to such benefits makes claim therefor, the Plan Administrator shall promptly pay such forfeited benefit. Funds with which to pay any such benefits shall be provided as set forth in Section 6.10(b).

      19.11  Recovery of Plan Benefits Payment Made by Mistake.  A Participant
             -------------------------------------------------
or Beneficiary shall be required to return to the Plan any payments made under the Plan made by a mistake of fact or law.

      19.12  Bonding.  Every Fiduciary of the Plan and every person who handles
             -------
funds or other property of the Plan shall be bonded if and to the extent required by Section 412 of ERISA.

      19.13  Titles and Captions.  The titles and captions to the Articles,
             -------------------
Sections and subsections in the Plan are placed herein for convenience of reference only, and in case of any conflict the text of this instrument, rather than such titles, shall control.

      19.14  Execution of Counterparts.  This instrument may be executed in any
             -------------------------
number of counterparts, each of which shall be deemed to be an original.

      19.15  Governing Law.  The Plan shall be governed, construed, administered
             -------------
and regulated in all respects by and under the laws of the State of Maryland.

      19.16  Separability.  If any provisions of the Plan shall for any reason
             ------------
be invalid or unenforceable, the remaining provisions shall nevertheless remain in full force and effect.

      19.17  Supplements and Appendices.  Supplements and Appendices to the Plan
             --------------------------
or the Trust may be adopted, attached to and incorporated in the Plan or the Trust at any time. The provisions of any such Supplements or Appendices shall have the same effect that such provisions would have if they were included within the basic text of the Plan or the Trust. Supplements and Appendices shall be adopted by the Board pursuant to the amendment authority set forth in
Section 17.2 of the Plan and shall specify the persons affected.

      19.18  Military Service.  Notwithstanding any other provision of the Plan
             ----------------
to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Internal Revenue Code.

     19.19 Employer Securities. Notwithstanding any provision of the Plan or Trust to the contrary, the Plan may invest in Qualifying Employer Securities and Qualifying Employer Real Property up to 100% of the Plan's assets or otherwise the maximum permitted by ERISA.

                                   ARTICLE XX

                              TOP HEAVY PROVISIONS
                              --------------------


      20.1     Determination of Top Heavy Status.  For purposes of this Article,
               ---------------------------------
the Plan shall be a Top Heavy Plan if, as of the Determination Date, either:

               (a) The sum of the aggregated accounts of Participants who are "key employees" (as defined in Section 416(i) of the Code) exceeds sixty percent (60%) of the sum of the aggregated accounts of all Plan Participants; or

               (b) The Plan is included in a Top Heavy Group.

If a Participant has received no compensation from the Company during the five
(5) year period preceding the Determination Date, his account balance may be disregarded for purposes of determining whether the Plan is top-heavy. Solely for purposes of determining which Participants are "key employees," the term "compensation" (as used in Section 416(I) of the Code) shall mean the compensation stated on an Employee's Form W-2 for the calendar year that ends with or within the Plan Year.

      20.2     Definitions.  For purposes of this Article, the following terms
               -----------
shall have the meanings set forth herein:

               (a)  "Aggregation Group" means:
                     -----------------

                    (1) Each Section 401 Plan of the Company in which a "key employee" (as defined in Section 416(i) of the Code) is a participant; and

                    (2) Each Section 401 Plan of the Company which enables any plan described in subsection (a)(i) of this Section to meet the requirements of
Section 401(a)(4) or 410 of the Code.

               (b) "Determination Date" means, with respect to any Plan Year,
                    ------------------
the last day of the preceding Plan Year. In the case of the Plan Year which includes the Effective Date of the Plan, the last day of such Plan Year.

               (c) "Section 401 Plan" means any stock bonus, pension, or profit
                    ----------------
sharing plan subject to the qualification requirements of Section 401 of the Code.

               (d) "Top Heavy Group" means any Aggregation Group determined to
                    ---------------
be a Top Heavy Group in accordance with the test set forth in Code Section 416(g)(2)(B).

               (e) "Valuation Date" shall have the same meaning as set forth in
                    --------------
Section 1.72.

      20.3     Requirements if Plan a Top Heavy Plan.  Notwithstanding any other
               -------------------------------------
provision of this Plan, for any Plan Year for which the Plan is a Top Heavy Plan, a minimum allocation shall be made on behalf of each Participant who is not a "key employee" (as defined in Section 416(i) of the Code) and who is employed on the last day of such Plan Year in an amount equal to the lesser of
(a) three percent (3%) of such Participant's Compensation or (b) the largest percentage of Compensation allocated to any key employee during such Plan Year. The minimum allocation shall not apply to any non-key employee who receives a minimum contribution or a minimum benefit under any other plan of the Company or a Subsidiary. Notwithstanding the above, if a non-key employee participates in this Plan and a defined benefit plan that is included in an Aggregation Group, the non-key employee shall receive a minimum benefit under the defined benefit plan rather than a minimum allocation under this Plan, provided that if the defined benefit plan does not provide for a minimum benefit, the non-key employee shall receive a minimum allocation under this Plan of five percent (5%) of Compensation.

                      COMMITTEE ACKNOWLEDGMENT AND CONSENT

The undersigned as a member of the Profit Sharing Committee under the Host Marriott, L.P. Retirement and Savings Plan (the "Plan"), on his own behalf and on behalf of the other members of said Committee, hereby acknowledges receipt of the Plan, and consents thereto.

Dated this _____ day of _______________, 199__


By___________________________________


Attest:


_____________________________________
     Plan Administrator

                      COMMITTEE ACKNOWLEDGMENT AND CONSENT

The undersigned as a member of the Profit Sharing Committee under the Host Marriott, L.P. Retirement and Savings Plan (the "Plan"), on his own behalf and on behalf of the other members of said Committee, hereby acknowledges receipt of the Plan, and consents thereto.

Dated this _____ day of _______________, 199__


By___________________________________


Attest:


_____________________________________
     Plan Administrator

                      COMMITTEE ACKNOWLEDGMENT AND CONSENT

The undersigned as a member of the Profit Sharing Committee under the Host Marriott, L.P. Retirement and Savings Plan (the "Plan"), on his own behalf and on behalf of the other members of said Committee, hereby acknowledges receipt of the Plan, and consents thereto.

Dated this _____ day of _______________, 199__


By___________________________________

Attest:


______________________________________
     Plan Administrator

                            CERTIFICATE OF SECRETARY
                            ------------------------


     I, the undersigned secretary of Host Marriott Corporation, the General Partner of Host Marriott, L.P., do hereby certify that the foregoing Host Marriott, L.P. Retirement and Savings Plan (the "Plan") is a true and correct copy of the Plan and that there have been no amendments or modifications to the Plan that are not reflected in this copy.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal of Host Marriott Corporation as of the _____ day of _______________, 199__.


                                    ___________________________________
                                              Secretary